As filed with the U.S. Securities and Exchange Commission on December 20, 1999.

                                FILE NO. 33-78960
                               File No. 811-8510

================================================================================



UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

         FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]
Pre-Effective Amendment No. __________ [   ]
Post Effective Amendment No.  13    [ X ]
                            -------
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]
Amendment No.    16        [ X ]
              ----------

Matthews International Funds
----------------------------
(Exact name of Registrant as Specified in Charter)

456 Montgomery Street, Suite 1200, San Francisco, CA 94111
----------------------------------------------------------
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (415)788-7553

G. Paul Matthews, President
Matthews International Capital Management, LLC
456 Montgomery Street, Suite 1438
San Francisco, California  94111
(Name and Address of Agent for Service)

COPIES TO:
Kelvin K. Leung, Esq.               Joseph M. O'Donnell, Esq.
Paul, Hastings,                     Matthews International Capital
Janofsky & Walker LLP               Management, LLC
345 California Street               456 Montgomery Street, Suite 1200
San Francisco, CA 94194-2635        San Francisco, California 94104-1245

Approximate date of proposed public offering: It is proposed that this filing become effective:

[ X ] immediately upon filing pursuant to Paragraph (b) of Rule 485.
[   ] on      (date)   , pursuant to Paragraph (b).
         --------------
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on     (date)      pursuant to paragraph (a)(1)of Rule 485.
        ----------------
[   ] 75 days after filing pursuant to paragraph (a)(2).
[   ] on    (date)   pursuant to paragraph (a)(2) of rule 485.
        ------------

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

================================================================================

The Registrant filed its Rule 24f-2 Notice for its fiscal year ended August 31, 1999 on November 23, 1999.

  INTRODUCTION
--------------------------------------------------------------------------------

 HOW TO USE THIS DOCUMENT.

       This document is called a prospectus. It is intended to explain to you the information that you need to know so that you may make an informed decision as to whether an investment in one or more of Matthews International Funds is right for you.

       This prospectus begins with some general information which is then explained in greater detail further in the document. A second document called the "Statement of Additional Information" or SAI for short, provides expanded information and much greater detail than the prospectus.

       The SAI is available to you free of charge. To receive an SAI, please call 1.800.789.2742, visit our site on the internet at "www.matthewsfunds.com" or visit the SEC's web site at "www.sec.gov" and go into the EDGAR database.

       Please read this document carefully before you make any investment decision and if you have any questions, do not hesitate to contact us at
       1.800.789.2742. Also, please keep this prospectus with your papers for future reference.

 DEFINITIONS
THE FOLLOWING WORDS HAVE SPECIAL MEANING IN THIS PROSPECTUS:

       1. Funds means the six individual mutual funds that make up Matthews International Funds. They are: MATTHEWS ASIAN GROWTH AND INCOME FUND, MATTHEWS ASIAN TECHNOLOGY FUND, MATTHEWS DRAGON CENTURY CHINA FUND, MATTHEWS JAPAN FUND, MATTHEWS KOREA FUND, AND MATTHEWS PACIFIC TIGER FUND

       2. Pacific Tiger refers to certain Asian countries whose economies have been and are expected to continue to rapidly develop. Those countries include: China, Hong Kong, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand, but not Japan.

       3. Asia refers to the Pacific Tiger countries plus Japan and India.

       4. What is considered to be an "Asian Company?" A company is considered to be "Asian" or "located" in a particular country in Asia if:

          (i) it is organized under the laws of China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan or Thailand, or

          (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in one of these countries or

          (iii) it has the primary trading markets for its securities in one of these countries or

          (iv) it is a governmental entity or an agency or instrumentality or political subdivision of such country.

       5. Matthews or The Advisor means Matthews International Capital Management, LLC, the company which manages the money which is invested into the Funds.

 SUMMARY INFORMATION

       INVESTMENT GOALS OF THE FUNDS

       The investment goal of all six Matthews International Funds is long term capital appreciation. In addition, Matthews Asian Growth and Income Fund seeks to provide some current income as well.

  MATTHEWS' INVESTMENT STRATEGY
--------------------------------------------------------------------------------


       How Matthews chooses investments for each of the Funds is known as an investment strategy. The strategy Matthews uses is called "Growth at a Reasonable Price." This means that the investment team studies the fundamental characteristics of companies appropriate for each Fund and from those fundamentals makes a judgment that certain companies are poised for growth, and at the same time are available to the Funds at a reasonable price. In addition Matthews may use currency hedging techniques such as forward foreign currency contracts which help neutralize the impact of the changes in the value of local Asian currencies as compared to the U.S. dollar.


       Fundamental characteristics of a company include the people who are running the company, the products it makes, the marketing strategy it is following and its financial health.

       The size of a company, which Matthews measures by its market capitalization (the number of shares outstanding times the market price per share) is not considered by Matthews when it decides whether to include that company's securities in one or more of the Funds.

       If Matthews believes that market conditions are developing in a way that is not good for the shareholders, it may sell all of a Fund's securities and temporarily invest the Funds' money in U.S. Government securities. As of the date of this prospectus this has never happened, but if it were to occur, the investment goals of the Funds may not be achieved.

  PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS
--------------------------------------------------------------------------------

       MATTHEWS ASIAN GROWTH AND INCOME FUND invests a substantial portion of its assets in the convertible securities of companies located in Asia. Examples of convertible securities are convertible bonds and debentures which may under specific circumstances, be converted into the common or preferred stock of that company.

       MATTHEWS ASIAN TECHNOLOGY FUND invests a substantial portion of its assets in the common and preferred stock of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services.

       Matthews considers technology related industries and businesses to include, among others, telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, internet and on-line service companies, office automation, server hardware producers, software companies (e.g., design, consumer and industrial) biotechnology and medical device technology companies, and companies involved in the distribution and servicing of these products.

       MATTHEWS DRAGON CENTURY CHINA FUND invests a substantial portion of its assets in the common and preferred stock of companies located in China. China includes Taiwan and Hong Kong.

       MATTHEWS JAPAN FUND invests a substantial portion of its assets in the common and preferred stock of companies located in Japan.

       MATTHEWS KOREA FUND invests a substantial portion of its assets in the common and preferred stock of companies located in South Korea.

       MATTHEWS PACIFIC TIGER FUND invests a substantial portion of its assets in the common and preferred stock of companies located in the Pacific Tiger countries.

  PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

       The most important risk to understand is that there is no guarantee that your investment in the Funds will increase in value. The value of your investment in the Funds could go down, meaning you could lose money.

       The Funds concentrate their investments in Asia. The Asian markets can be very volatile for many reasons including the size of the local economies (as compared with the United States) and each country's unique political structure. This volatility can cause the price of the Funds' shares (the net asset value or "NAV") to go up or down dramatically. Because of this volatility, we recommend that you invest in the Funds as a long term investment only, and only for a portion of your investment portfolio, not for all of it.

       Further, when one of the Funds buys or sells stock on an Asian stock market, the transaction is made in the local currency. The price that the Funds must purchase or sell local currency will impact the value of your shares in the Funds. These and other risks are more fully discussed below and in the SAI.


       The Advisor uses certain hedging techniques to help neutralize the impact of changes in the value of local Asian currencies. The Advisor's ability to anticipate changes in the price of foreign currencies is not always accurate, however, which may limit the full benefit of a currency move in the Fund's favor, but at the same time may limit the detriment when the currency moves against the Fund.



       The principal investments of all the Funds except the Asian Growth and Income Fund are common and preferred stocks. The major risk involved with the ownership of common and preferred stock is that the Fund may lose money if the value of a stock goes down during the time that the Fund owns it.


RISKS ASSOCIATED WITH NON-UNITED STATES COMPANIES

       Investments by the Funds in the securities of non U.S. issuers involve investment risks different from those of U.S. issuers. These risks include:

         - Possible political or economic instability of the country of issue
         - Predicting international trade patterns incorrectly
         - Possibility of currency exchange controls
         - Imposition of foreign withholding taxes
         - Seizure or nationalization of foreign deposits or assets
         - Adoption of adverse foreign government trade restrictions

       There may be less publicly available information about a foreign company than about a domestic company. Sometimes non U.S. companies are subject to different accounting, auditing and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

       In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United States.

RISKS ASSOCIATED WITH SMALLER COMPANIES (SO-CALLED "SMALL-CAP" COMPANIES)

       The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

 LONG TERM INVESTING AND VOLATILITY

       Dramatic changes (volatility) in the price of an investment can be dangerous because you may have planned or may need to sell your investment just at a time when its value has decreased. We recommend an investment in the Funds only as a long term investment (5 years and longer) because you will be better able to plan to sell your shares at a time when this volatility will not be as great a factor in your decision process.

MATTHEWS ASIAN GROWTH AND INCOME FUND

       UNIQUE RISKS: In addition to the "Principal risks" noted above, the ownership of convertible securities and bonds have different kinds of risks than those of the ownership of common and preferred stock. These risks include interest rate risk and principal risk. The principal of a bond refers to the amount of money that was borrowed when the bond was issued. This principal could be lost if the borrower cannot make timely payment on the bond (default). In the event of a default the Fund could lose money. Further, in the event that market interest rates increase, the bond's market value will go down, which means that if the Fund sold a bond during that time it would get less money for it. Also, many Asian convertible securities and bonds are not rated by rating agencies like Moody's or Standard & Poor's, or if they are rated, they're rated below investment grade. These securities are commonly referred to as "junk bonds" and may have a greater risk of default.

       Since this Fund may invest in companies from many different countries, each country's size, level of economic development and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for an extensive presentation of these and other risk factors.

MATTHEWS ASIAN TECHNOLOGY FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above as a sector fund that invests in technology companies, the Fund is subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes of securities of issuers in technology related industries and factors that affect the technology industry than a more broadly diversified mutual fund.

       Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by governmental policies.

MATTHEWS DRAGON CENTURY CHINA FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above investing in the regional markets of China and Hong Kong involves risks and considerations not present when investing in more established securities markets. Investing in regionally concentrated investment funds should be considered speculative and thus not appropriate for all investors.


       China remains a totalitarian society with the risk of nationalization, expropriation or confiscation of property. The legal system is still in its infancy making it more difficult to obtain and/or enforce judgments.


       Further, the government could at any time alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries are an ever present consideration.

       In addition to political risk, investments in China are also subject to economic risk. There is a potential risk of total loss, including interest, capital appreciation and principle. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports.

MATTHEWS JAPAN FUND


       UNIQUE RISKS: Japan is the second largest economy in the world, but it has been in recession lately. The government there has been working to change certain regulations and policies that could help its economy, but there is no guarantee that these changes will occur or be effective.


MATTHEWS KOREA FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above investing in Korean securities has special risks including:

         - substantial government involvement in, and influence on, the economy and the private sector;
         - political, economic and social instability, including the potential for increasing militarization in North Korea;
         - the substantially smaller size and lower trading volume of the securities markets for Korean equity securities compared to the U.S. or Japanese securities markets, resulting in a potential lack of liquidity and increased price volatility;
         - that the sale of portfolio securities by the Korean Securities Stabilization Fund (the "Stabilization Fund"), a fund established in order to stabilize the Korean securities markets, or other large Korean institutional investors, may adversely impact the market value of securities in the Fund's portfolio; and
         - heavy concentration of market capitalization and trading volume in a small number of issuers, which result in potentially fewer investment opportunities for the Fund.

       Risks Associated with North Korea Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension although negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. There also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tension between North Korea and Korea.

       Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea, and consequently, on the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea may be the greatest risk factor.

       Risks Associated with the Influence of the Korean Government The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. The Korean government has sought to minimize excessive price volatility on the KSE through various steps, including the imposition of limitations on daily price movements of securities.

       Risks Associated with a Non-Diversified Investment Company The Fund is a "non-diversified" investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer than a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

MATTHEWS PACIFIC TIGER FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above and since this Fund may invest in companies from many different countries, each country's size, level of economic development and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for an extensive presentation of these and other risk factors.

  PAST PERFORMANCE
--------------------------------------------------------------------------------


       The bar charts and performance table help show some of the risks of investing in the Funds. The bar charts show each Fund's performance from prior years. Below the charts you will find the best and worst returns since each Fund began. You can then compare those returns with that of a broad based index found next. This information only speaks to the past. We do not know how the Funds will perform in the future. In that the Matthews Asian Technology Fund, Matthews Dragon Century China Fund and Matthews Japan Fund do not have a full calendar year's performance, no statistics are presented.


MATTHEWS ASIAN GROWTH AND INCOME FUND
                  [ANNUAL RETURNS FOR PERIODS ENDED 12/31]

                                                                   ASIAN GROWTH AND INCOME FUND (%)
                                                                   --------------------------------
1995                                                                              8.19
1996                                                                             13.89
1997                                                                            -23.18
1998                                                                              1.24
1999

                          Best Quarter: 4th - 1998  12.30%
                          Worst Quarter: 4th - 1997  (25.97%)
                       Year-to-date Return: 31.85% as of September 30, 1999
                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1998

                                                                                        SINCE INCEPTION
                                                                          1 YEAR      SEPTEMBER 12, 1994
                                                                          -------------------------------
                        Matthews Asian Growth and Income Fund              1.24%            (1.51%)
                        *MSCI All Country Far East ex-Japan Index         (4.83%)          (12.31%)

                  ---------------------------------
                  * The MSCI (Morgan Stanley Capital International) All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.

MATTHEWS KOREA FUND
                  [ANNUAL RETURNS FOR PERIODS ENDED 12/31]

                                                                        MATTHEWS KOREA FUND (%)
                                                                        -----------------------
1995                                                                            -12.73
1996                                                                            -31.79
1997                                                                            -64.75
1998                                                                             96.15
1999

                          Best Quarter: 4th - 1998  99.98%
                          Worst Quarter: 4th - 1997  (64.44%)
                       Year-to-date Return: 56.86% as of September 30, 1999

                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1998

                                                                                        SINCE INCEPTION
                                                                          1 YEAR        JANUARY 3, 1995
                                                                          -------------------------------
                        Matthews Korea Fund                               96.15%           (19.33%)
                        *Korea Stock Price Index                          98.79%           (22.44%)

                  ---------------------------------
                  * The Korean Stock Price Index is a
                  capitalization-weighted index of all common stocks listed on the Korean Stock Exchange.

MATTHEWS PACIFIC TIGER FUND
                  [ANNUAL RETURNS FOR PERIODS ENDED 12/31]

                                                                        PACIFIC TIGER FUND (%)
                                                                        ----------------------
1995                                                                              3.06
1996                                                                             24.18
1997                                                                            -40.89
1998                                                                             -2.86
1999

                          Best Quarter: 4th - 1998  38.45%
                          Worst Quarter: 4th - 1997  (38.17%)
                       Year-to-date Return: 39.02% as of September 30, 1999
                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1998

                                                                                        SINCE INCEPTION
                                                                          1 YEAR      SEPTEMBER 12, 1994
                                                                          -------------------------------
                        Matthews Pacific Tiger Fund                       (2.86%)           (8.03%)
                        *MSCI All Country Far East ex-Japan Index         (4.83%)          (12.31%)

                  ---------------------------------
                  * The MSCI (Morgan Stanley Capital International) All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.

  FEES AND EXPENSES
--------------------------------------------------------------------------------

       This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds:

 SHAREHOLDER FEES

         MAXIMUM SALES LOAD IMPOSED ON PURCHASES as a percentage of
         offering price                                                0.00%
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS as a
           percentage of offering price                                0.00%
         CONTINGENT DEFERRED SALES CHARGE as a percentage of original
           purchase price                                              0.00%
         REDEMPTION FEE as a percentage of amount redeemed within 90
           days of purchase                                            2.00%


                                                               OTHER EXPENSES
                                                                 (INCLUDING       TOTAL
                                                               MAXIMUM 0.25%     ANNUAL     FEE REDUCTION    NET EXPENSES
                                  MANAGEMENT   DISTRIBUTION/    SHAREHOLDER     OPERATING   AND/OR EXPENSE       AFTER
      MATTHEWS FUND -- CLASS I       FEES       12B-1 FEES      SERVICE FEE)    EXPENSES    REIMBURSEMENT    REIMBURSEMENT
    ----------------------------------------------------------------------------------------------------------------------
    Asian Growth and Income         1.00%          None            1.05%          2.05%         0.15%           1.90%
    Asian Technology(1)             1.00%          None            2.50%          3.50%         1.50%           2.00%
    Dragon Century China            1.00%          None            1.09%          2.09%         0.09%           2.00%
    Japan                           1.00%          None            2.45%          3.45%         1.45%           2.00%
    Korea                           1.00%          None            1.02%          2.02%          None           2.00%
    Pacific Tiger                   1.00%          None            1.15%          2.15%         0.25%           1.90%


(1) Estimated; this fund had no operating history.


       Under a written agreement between the Funds and the Advisor, the Advisor agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level as indicated above. In turn, if a Fund's expenses fall below the level noted above within three years after the Advisor has made such a reimbursement, a Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least August 31, 2000.


EXAMPLE

       Based on the level of expenses listed above, the total expenses relating to an investment of $10,000 would be as follows, assuming a 5% annual return, reinvestment of all dividends and distributions and redemption at the end of each time period.


                          NAME OF FUND                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
         -----------------------------------------------------------------------------------------
         Asian Growth and Income Fund                      $193     $  643     $1,103      $2,379
         Asian Technology Fund                             $203     $1,074        N/A         N/A
         Dragon Century China Fund                         $203     $  655     $1,124      $2,421
         Japan Fund                                        $203     $1,059     $1,793      $3,730
         Korea Fund                                        $203     $  634     $1,088      $2,348
         Pacific Tiger Fund                                $193     $  673     $1,154      $2,483


       The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. While the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns greater or less than 5%. The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Funds will most likely be different than those shown.

  THE INVESTMENT PROCESS
--------------------------------------------------------------------------------

       The investment goal of each Fund noted above is fundamental. This means that it can not be changed without a vote of a majority of the voting securities of each respective Fund.

       The way Matthews attempts to achieve each Fund's investment goals is not fundamental and may change without shareholder approval. While an investment policy or restriction may be changed by the Trustees of the Company without shareholder approval, you will be notified before we make any material change.

  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

       MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT LLC is the investment advisor to the Funds. Matthews' address is 456 Montgomery Street, Suite 1200, San Francisco, California 94104-1245 and can be reached by telephone toll-free at 1-800-789-2742. The Advisor was founded in 1991 by G. Paul Matthews who serves as Chief Investment Officer. Each Fund pays an annual fee of 1% of its total assets to Matthews for the services it provides to the Funds.

       Matthews invests the Funds' assets, manages the Funds' business affairs and supervises its overall day-to-day operations. Matthews also furnishes the Funds with office space and certain administrative and clerical services, and provides the personnel needed by the Funds with respect to the Advisor's responsibilities under the investment advisory agreement.

 PORTFOLIO MANAGERS


         Asian Growth and Income Fund          G. Paul Matthews
         Asian Technology Fund                 Mark W. Headley, G. Paul Matthews and Andrew T. Foster
                                               (assistant)
         Dragon Century China Fund             G. Paul Matthews, Mark W. Headley and Richard H. Gao
         Japan Fund                            James M. Bogin and Mark W. Headley
         Korea Fund                            Mark W. Headley and G. Paul Matthews
         Pacific Tiger Fund                    Mark W. Headley, G. Paul Matthews and Andrew T. Foster
                                               (assistant)


       G. Paul Matthews: has been actively involved in the Asian financial markets since 1982. Prior to founding Matthews International Capital Management in 1991, he served as portfolio manager of G. T. Pacific Growth Fund from 1982-85. While residing in Hong Kong, Mr. Matthews oversaw all Asian investment from 1985-88 for G. T. Management Asia. From 1989 to 1991 he was self-employed. Mr. Matthews holds an M.A. in history and law from Cambridge University in the United Kingdom.


       Mark W. Headley: joined Matthews International as managing director and as senior analyst on the investment team in 1995. He has over 10 years of experience in the Asian Tiger markets. From 1989 to 1992 he held various positions at Newport Pacific Management and its subsidiaries. In 1992, Mr. Headley moved to Hong Kong, where he served as a director of Regent Fund Management. He returned to San Francisco in 1993 and joined Litman/Gregory & Co. as director of international investments. Mr. Headley holds a B.A. in Economics and Politics from the University of California at Santa Cruz.



       James M. Bogin: joined Matthews International in 1998 as a portfolio manager. Prior to joining Matthews, Mr. Bogin served as senior portfolio manager from 1993-97 at LGT Asset Management in San Francisco where he managed Global Developing Markets portfolios. Mr. Bogin began his investment career in Tokyo where he worked as an equity analyst from 1985-87. In 1987, he moved to Hong Kong where he worked as a portfolio manager. Mr. Bogin moved back to Tokyo in 1989 as a portfolio manager for Nomura Investment Management Tokyo where he managed mutual funds investing in Asian equities. Mr. Bogin is fluent in Japanese. He holds a masters' degree in International Management, Finances from American Graduate School of International Management in Glendale Arizona as well as a B.A. in the Classics from Harvard College in Cambridge Massachusetts.



       Richard H. Gao: joined Matthews International in 1997 as China analyst. In 1999 he was promoted to portfolio manager of the Dragon Century China Fund. In 1989 Mr. Gao served as a loan officer at the Bank of China in the city of Guanzhow, China. He later became a foreign exchange trader at the Bank of China's Treasury Department in 1991. From 1993 through 1994 he served as assistant manager in charge of foreign exchange trading for import/export companies at the Bank. Mr. Gao holds an M.B.A. from Dominican College of San Rafael and is fluent in three Chinese languages:
       Mandarin, Cantonese and Shanghaiese.


       Andrew T. Foster: joined Matthews International in November 1998 as an analyst and was promoted to assistant portfolio manager in August 1999. Prior to joining Matthews, Mr. Foster provided management consulting services for A.T. Kearney and was based in Singapore from 1996 to 1998. During the years 1992 through 1996 Mr. Foster attended Stanford University where he was awarded a dual degree in Public Policy, with honors, and in Economics.

       All members of the investment team travel extensively to Asia to conduct research relating to those markets.

  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

 PRICING OF FUND SHARES

       The price at which the Funds' shares are bought or sold is call the net asset value per share or "NAV." The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. In addition to Saturday and Sunday the NYSE is closed on the days that the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The NAV is computed by adding the value of all securities and other assets of a Fund, deducting any liabilities, and dividing by the total number of outstanding shares. The Funds' expenses are accounted for by estimating the total expenses for the year and applying each day's estimated amount when the NAV calculation is made.

       The Funds' equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Trustees. Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates.

       Securities listed on any U.S. securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

       Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Fund will hold the security till it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

       Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Funds' net asset value on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the net asset value of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

 PURCHASE OF SHARES

       You may purchase Fund shares directly from the Funds by mail or by wire without paying any sales charge. The price for each share you buy will be the NAV calculated after your order is "received" by the Fund. "Received" means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is Received before 4:00 p.m. on a day the Funds' NAVs are calculated, the price you pay will be that day's NAV. If your order is Received after 4:00 p.m., the price you will pay will be the next NAV calculated.


       The Funds' shares are sold through an underwriter. The Funds' underwriter is Provident Distributors, Inc. ("Provident"), a registered broker-dealer. Provident's address is Four Falls Corporate Center, West Conshohocken, PA 19428. Shares of the Funds may also be purchased through various brokers who have arrangements with it. These brokers may charge you a fee for their services.


       You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 p.m. Eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next-calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Fund may receive fees from the Funds or Matthews for providing these services. These brokers may charge you a fee for their services.

           Minimum Initial Investment (non-retirement plan account):       $ 2,500
           Subsequent Investments:                                         $   250
           Minimum Initial Investment (*retirement plan account):          $   500
           Subsequent Investments:                                         $    50

       Retirement Plan Accounts include IRAs, 401(k) and 403(b)(7) plans.
       * Speak with the Funds' agents for the many retirement plans available

       The Funds may reject any purchase order or stop selling shares of the Funds at any time. Also, the Funds may vary or waive the initial investment minimum and minimums for additional investments.

                         OPEN AN ACCOUNT                                ADDING TO AN ACCOUNT
  BY MAIL                - Complete and sign application                - Make check payable to:
                         - Make check payable to:                           Matthews (name of Fund)
                             Matthews (name of Fund)                    - Mail check with a statement stub to address at
                         - Mail application and check to:               left.
                             Matthews International Funds
                             Post Office Box 61767
                             211 South Gulph Road
                             King of Prussia, PA 19406

  BY PHONE               You can not open an account over the           When you open your account, you must check the
                         telephone.                                     box for "Telephone Options." Note that you may
                                                                        only exchange shares from one Matthews Fund to
                                                                        another.

  *BY WIRE               - Complete and sign application                - Notify Funds' agent by calling:
                         - Mail application to:                             800-892-0382.
                             Matthews International Funds               - Then wire funds to:
                             Post Office Box 61767                          Boston Safe Deposit & Trust
                             211 South Gulph Road                           ABA # 011001234
                             King of Prussia, PA 19406                      Credit:
                         - Wire funds using instructions at right.            [name of specific Matthews Fund]
                                                                            Account # 000221
                                                                            FBO: [your name and account number]

  BY AUTOMATIC           N/A                                            Complete the Automatic Investment Plan section
  INVESTMENT                                                            of the application. Be sure to sign the
  PLAN                                                                  application and include a voided check when
                                                                        returning it to the Fund.

  *  NOTE THAT WIRE FEES ARE CHARGED BY MOST BANKS.

 EXCHANGE OF SHARES

       You may exchange your shares of one Matthews Fund for another provided that the other fund is registered for sale in your state. Minimum investment requirements apply. Any request must be received by the Fund's agent by 4 p.m. eastern time on any day the New York Stock Exchange is open, to receive that day's NAV. Such exchanges may be made by telephone if you have so authorized on your application. Call 800-892-0382 for full details. The exchange privilege may be terminated if the management of the Funds believes it is in the best interest for all shareholders to do so. Note that redemption fees may apply.

 SELLING (REDEEMING) SHARES

       You may sell your shares back to the Funds on any day it is open for business. To receive a specific day's NAV, your request must be received by the Funds before 4:00 p.m. of that day. If it is received after 4:00 p.m., you will receive the next NAV calculated.

       If you used a check to buy your shares and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take as much as 15 days or more.

       If your request to sell your shares is made by telephone, you may have difficulty getting through to the Funds in times of drastic market conditions. If the Funds believe that it is in the best interest of all the shareholders, it may modify or discontinue telephone transactions without any notice.

 TELEPHONE SECURITY

       The convenience of using telephone transactions may have a cost in decreased security. The Funds employ certain security measures as they process telephone transactions. If these security procedures are used, the Funds or its agents will not be responsible for any losses that you incur because of a fraudulent telephone transaction. If the security measures are not followed and you incur a loss because of a fraudulent telephone transaction, the Funds or its agents will be responsible for that loss.

                            SELLING (REDEEMING) SHARES
  BY MAIL                   - Send a letter to the Funds at the following address:
                            Matthews International Funds
                            Post Office Box 61767
                            211 South Gulph Road
                            King of Prussia, PA 19406
                            The letter must include your name and account number, the
                            name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account. For security purposes, a signature guarantee will be required if:
                            - your request is for an amount over $100,000; or
                            - the money is to be paid to anyone other than the
                            registered owners; or
                            - the money is to be sent to an address which is different than the registered address or to a bank account other than the account which was pre-authorized.

  BY PHONE                  When you opened your account, you must have checked the
                            appropriate part of the application or after you opened your account, you have instructed the Funds to allow telephone
                            transactions. Any such instruction must be made by mail with signature guarantees. Call 800.892.0382

  BY WIRE                   Same as by phone above.

  THROUGH A BROKER          Contact your broker directly. Note that your Broker may
                            charge you a fee.

 REDEMPTION FEE

       Please remember that if you sell your shares within 90 days of the day you bought them, the money you receive will be 2% less than the total amount redeemed. This 2% fee is retained by the Funds to compensate the Funds for the extra expense it incurs because of short term trading. In addition, the Funds hope that the fee will discourage short term trading of its shares.

 REDEMPTION IN KIND

       Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called "redemption in kind." Even though the Funds are permitted to do this, the first $250,000 of any redemption must be paid to you in cash. Note that if you receive securities as well, you will incur transactions charges if you sell them.

 MINIMUM SIZE OF AN ACCOUNT

       The Funds are charged by its service providers a fee for each account. If an account balance falls below $2,500, it becomes too expensive to keep it open. If this happens to your account we will give you the option of investing more money into you account, or closing it. You will receive a letter from the fund discussing your options in the event your account falls below $2,500.

 DISTRIBUTIONS

       All of the Funds except Growth and Income will distribute their net investment income annually in December. Growth and Income will distribute its net investment income semi-annually in June and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years.

       All such distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. The way you receive distributions may be changed at any time by writing the Funds.

       Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year will be reinvested in the shareholder's account at the then current net asset value and the dividend option changed from cash to reinvest.

       Distributions are treated the same for tax purposes whether received in cash or reinvested. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

 TAXES

       An investment in the Funds has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December, and paid in the following January are taxable as if they were paid on December 31.

       The exchange of one Matthews Fund for another is a "taxable event" which means that if you have a gain you may be obligated to pay tax on it.

       If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

       Part of a distribution may include realized capital gains which may be taxed at different rates depending on how long the fund has held specific securities.

       Make sure you have a social security number or tax I.D. number on file with the Funds. If you do not, you may be subject to a 31 percent back up withholding on your distributions.

       Speak with your tax counselor for complete information concerning the tax implications of your ownership of the Funds.

  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all of the dividends and distributions were reinvested. The information for the periods through August 31, 1998 was audited by Ernst & Young LLP. The information for the fiscal year ended August 31, 1999 was audited by Tait, Weller and Baker.


                                                   MATTHEWS PACIFIC TIGER FUND
                                     -------------------------------------------------------
                                                                                    PERIOD
                                               YEAR ENDED AUGUST 31,                ENDED
                                     -----------------------------------------    AUGUST 31,
                                       1999       1998       1997       1996       1995(1)
NET ASSET VALUE, BEGINNING OF
PERIOD                               $   4.07    $ 11.30    $ 10.81    $  9.77      $10.00
Income from Investment Operations
 Net investment income (loss)            0.21       0.02(2)    0.02       0.01        0.02
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency                      6.15      (7.18)      0.50       1.03       (0.23)
                                     -------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS         6.36      (7.16)      0.52       1.04       (0.21)
                                     -------------------------------------------------------
Less Distributions from:
 Net investment income                  (0.02)     (0.01)     (0.01)      0.00       (0.02)
 Net realized gains on investments       0.00      (0.06)     (0.02)      0.00        0.00
                                     -------------------------------------------------------
TOTAL DISTRIBUTIONS                     (0.02)     (0.07)     (0.03)      0.00       (0.02)
NET ASSET VALUE END OF PERIOD        $  10.41    $  4.07    $ 11.30    $ 10.81      $ 9.77
TOTAL RETURN                           156.28%    (63.43%)     4.75%     10.64%      (2.07%)++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)                              $109,936    $31,319    $43,647    $17,148      $1,082
Ratio of expenses to average net
 assets before expense waivers           1.90%      2.06%      1.97%      4.35%      25.95%+
Ratio of expenses to average net
 assets after expense waivers            1.90%      1.90%      1.90%      1.90%       2.17%+
Ratio of net investment income
 (loss) to average net assets
 before waivers                          3.35%      0.14%      0.20%     (2.13%)    (23.41%)+
Ratio of net investment income
 (loss) to average net assets after
 waivers                                 3.35%      0.30%      0.27%      0.32%       0.36%+
Portfolio turnover                      98.74%     73.09%     70.73%    124.69%      92.53%++

                                            MATTHEWS ASIAN GROWTH AND INCOME FUND
                                     ---------------------------------------------------
                                                                                PERIOD
                                             YEAR ENDED AUGUST 31,              ENDED
                                     -------------------------------------    AUGUST 31,
                                      1999       1998      1997      1996      1995(1)
NET ASSET VALUE, BEGINNING OF
PERIOD                               $  6.54    $11.71    $10.53    $ 9.88     $ 10.00
Income from Investment Operations
 Net investment income (loss)           0.59      0.13      0.10      0.25        0.23
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     2.75     (4.15)     1.42      0.75       (0.14)
TOTAL FROM INVESTMENT OPERATIONS        3.34     (4.02)     1.52      1.00        0.09
Less Distributions from:
 Net investment income                 (0.51)    (0.10)    (0.10)    (0.26)      (0.21)
 Net realized gains on investments      0.00     (1.05)    (0.24)    (0.09)       0.00
TOTAL DISTRIBUTIONS                    (0.51)    (1.15)    (0.34)    (0.35)      (0.21)
NET ASSET VALUE END OF PERIOD        $  9.37    $ 6.54    $11.71    $10.53     $  9.88
TOTAL RETURN                           52.65%   (35.27%)   14.67%    10.24%       0.89%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 000's)                              $10,644    $4,063    $6,166    $3,272     $   863
Ratio of expenses to average net
 assets before expense waivers          2.05%     3.76%     4.45%     8.73%      23.11%+
Ratio of expenses to average net
 assets after expense waivers           1.90%     1.90%     1.90%     1.85%       2.26%+
Ratio of net investment income
 (loss) to average net assets
 before waivers                         7.98%    (0.36%)   (1.55%)   (4.13%)    (18.68%)+
Ratio of net investment income
 (loss) to average net assets after
 waivers                                8.13%     1.50%     1.00%     2.75%       2.17%+
Portfolio turnover                     34.82%    54.67%    50.20%    88.16%     121.63%++


---------------

 + Annualized

++ Not Annualized


 (1) The Funds commenced operations on September 12, 1994.



 (2) Calculated using the average shares method.

  FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------


                                                                                                                        MATTHEWS
                                                                                                MATTHEWS DRAGON          JAPAN
                                                    MATTHEWS KOREA FUND                        CENTURY CHINA FUND         FUND
                                   ------------------------------------------------------      ------------------      ----------
                                                                                 PERIOD            YEAR ENDED            PERIOD
                                            YEAR ENDED AUGUST 31,                ENDED             AUGUST 31,            ENDED
                                   ----------------------------------------    AUGUST 31,      ------------------      AUGUST 31,
                                     1999       1998       1997       1996      1995(1)         1999      1998(2)       1999(3)
NET ASSET VALUE, BEGINNING OF
PERIOD                             $   2.03    $  6.19    $  7.23    $ 9.13      $10.00        $ 4.36     $10.00        $ 10.00
                                   ----------------------------------------------------------------------------------------------
Income from Investment Operations
  Net investment income (loss)         0.03      (0.03)     (0.04)(4)  (0.07)      0.08          0.12       0.10          (0.04)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               5.43      (4.13)     (1.00)(4)  (1.75)     (0.95)         4.11      (5.74)         11.74
                                   ----------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS       5.46      (4.16)     (1.04)    (1.82)      (0.87)         4.23      (5.64)         11.70
                                   ----------------------------------------------------------------------------------------------
Less Distributions from:
  Net investment income                0.00       0.00       0.00      0.00        0.00         (0.11)      0.00           0.00
  Net realized gains on
    investments                        0.00       0.00       0.00     (0.08)       0.00          0.00       0.00           0.00
                                   ----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    0.00       0.00       0.00     (0.08)       0.00         (0.11)      0.00           0.00
NET ASSET VALUE, END OF PERIOD     $   7.49    $  2.03    $  6.19    $ 7.23      $ 9.13        $ 8.48     $ 4.36        $ 21.70
TOTAL RETURN                         268.97%    (67.21%)   (14.38%)  (20.11%)     (8.70%)++     97.79%    (56.40%)++        117%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000's)                           $230,846    $66,607    $19,356    $2,721      $  504        $6,245     $1,576        $24,486
Ratio of expenses to average net
  assets before expense waivers        1.77%      2.07%      2.90%    11.36%      42.87%+        2.09%      7.84%+         3.45%+
Ratio of expenses to average net
  assets after expense waivers         1.77%      2.06%      2.50%     2.23%       0.24%+        2.00%      2.00%+         2.00%+
Ratio of net investment income
  (loss) to average net assets
  before waivers                      (0.37%)    (1.13%)    (1.81%)  (10.44%)    (41.79%)+       2.93%     (3.45%)+       (2.54%)+
Ratio of net investment income
  (loss) to average net assets
  after waivers                       (0.37%)    (1.12%)    (1.41%)   (1.31%)      0.84%+        3.02%      2.38%+        (1.09%)+
Portfolio turnover                    57.06%     94.01%    112.68%   139.71%      42.16%++      40.27%     11.84%++       28.92%++


---------------

 + Annualized

++ Not Annualized


 (1) The Fund commenced operations on January 3, 1995.



 (2) The Fund commenced operations on February 19, 1998



 (3) The Fund commenced operations on December 31, 1998



 (4) Calculated using the average shares method.

  GENERAL INFORMATION
--------------------------------------------------------------------------------

       If you wish to know more about Matthews International Funds, You will find additional information in the following documents.

 SHAREOWNER REPORTS

       You will receive Semi-Annual Reports dated February 28 and Annual Reports, audited by independent accountants, dated August 31. These reports contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)


       The SAI, which is incorporated into this prospectus by reference and dated December 20, 1999, is available to you without charge. It contains more detailed information about the Funds.


 HOW TO OBTAIN REPORTS


CONTACTING MATTHEWS INTERNATIONAL FUNDS


       You can get free copies of the reports and SAI, request other information and discuss your questions about the Funds by contacting:

              Matthews International Funds
              P.O. Box 61767, 211 South Gulph Road
              King of Prussia, PA 19406
              800.789.2742

       Web site: www.matthewsfunds.com

OBTAINING INFORMATION FROM THE SEC:


       You can visit the SEC's web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, DC. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington DC 20549-6009. To find out more about the Public Reference Room, you can call the SEC at
       202.942.8090. You may also e-mail the SEC at publicinfo@sec.gov to obtain additional information about a Fund.


       Investment Company Act File Number: 811-08510

[LOGO]
                                   MATTHEWS INTERNATIONAL FUNDS
                                   SPECIALISTS IN ASIAN INVESTING                           WWW.MATTHEWSFUNDS.COM

                                   NEW ACCOUNT APPLICATION - CLASS I SHARES

                                  ==================================================================================================
                                    1 CHOOSE YOUR INVESTMENTS   (Minimum initial investment: $2,500 per fund)

Use this application to            [ ]  Matthews Pacific Tiger Fund (802)......................$_________________
open a nonretirement               [ ]  Matthews Asian Growth and Income Fund (801)............$_________________
account only. If you wish          [ ]  Matthews Korea Fund (803) .............................$_________________
to open an IRA account,            [ ]  Matthews Dragon Century China Fund (804)...............$_________________
please call (800) 789-2742         [ ]  Matthews Japan Fund (805)..............................$_________________
and ask for an IRA                 [ ]  Matthews Asian Technology Fund (806)...................$_________________
application.                            TOTAL INVESTMENT: .....................................$_________________

                                   If you have an existing Matthews Fund account registered exactly as you would
PLEASE COMPLETE AND                like your new account(s) registered, please provide the following:
SIGN THIS APPLICATION
AND RETURN IT IN THE               _______________________________________________   ____________________________
ENCLOSED POSTAGE-PAID                   Existing Account Number                      Fund Name
ENVELOPE.
                                  ==================================================================================================
                                    2 INVESTMENT METHOD

It should take only a few          [ ]  BY CHECK: I have enclosed a check(s), payable to the appropriate Fund(s).
minutes to complete this
application. If you have           [ ]  BY WIRE: Federal Funds were wired on____________________ for Account No. ________________.
questions, please call us                                                     Month/day/year
at (800) 892-0382
between 9:00 a.m. and             ==================================================================================================
7:00 p.m. Eastern Time.             3 ACCOUNT REGISTRATION (Please select one)

                                   [ ]  INDIVIDUAL OR JOINT ACCOUNT
                                   ______________________________________________     _____________________________________________
                                   Owner's Name                                       Joint Owner's Name
                                   ______________________________________________     _____________________________________________
                                   Owner's Social Security Number                     Joint Owner's Social Security Number

Please make your                   [ ]  GIFT OR TRANSFER TO A MINOR
check(s) payable to the
appropriate                        _____________________________________________ as custodian for__________________________________
Fund(s) and mail, along                              Custodian Name                                            Minor's Name
with your completed,               under the ___________________________________     Uniform Gifts/Transfers to Minors Act.
signed application, to:                                       State
                                   _____________________________________________     ______________________________________________
                                   Minor's Social Security Number                          Minor's Date of Birth

MATTHEWS INTERNATIONAL             [ ]  TRUST
FUNDS
C/O PFPC INC.                      _____________________________________________  as trustee(s) of ________________________________
P.O. Box 61767                              Trustee(s) Name(s)                                      Name of Trust Agreement
211 S. GULPH ROAD
KING OF PRUSSIA, PA                for the benefit of________________________________________________.
19406-8767                                                        Beneficiary's Name

                                   _____________________________________________     ______________________________________________
                                   Beneficiary's Taxpayer I.D. Number                      Date of Trust Agreement

                                   [ ]  CORPORATION, PARTNERSHIP OR OTHER ENTITY
                                   _____________________________________________     ______________________________________________
                                   Name of Corporation or Other Entity                     Taxpayer I.D. Number

                                   =================================================================================================
                                    4 MAILING ADDRESS                                                   I am a citizen of:
Distributed by                     ________________________________________      ______________________ [ ]  The United States
Provident Distributors, Inc.       Street Address or P.O. Box                    Daytime Phone Number   [ ]  Other (please specify):
211 S. Gulph Road                  ________________________________________      ______________________ ____________________________
King of Prussia, PA 19406          City, State, ZIP Code                         Evening Phone Number

                                                                                                                       [OVER]




                                ====================================================================================================
                                5 DIVIDEND OPTIONS   (All distributions will be reinvested unless otherwise indicated.)

                                [ ]  Reinvest all dividends and capital gains.
                                [ ]  Pay all dividends and capital gains to me by check.
                                [ ]  Pay all dividends to me by check and reinvest all capital gains

                                ====================================================================================================
                                6 TELEPHONE EXCHANGE AND REDEMPTION

                                YOU WILL HAVE THE ABILITY TO EXCHANGE AND REDEEM SHARES BY TELEPHONE UNLESS YOU CHECK BELOW:
IF YOU WANT                     [ ]  Please remove the telephone exchange feature from my account.
REDEMPTION                      [ ]  Please remove the telephone redemption feature from my account.
PROCEEDS WIRED
TO YOUR BANK, YOU               Proceeds of telephone redemption requests are paid by check and mailed to the address of record
MUST ENCLOSE A                  unless a wire to your bank account of record is requested. IF YOU WANT REDEMPTION PROCEEDS WIRED TO
VOIDED CHECK                    YOUR BANK, YOU MUST ENCLOSE A VOIDED CHECK FROM YOUR BANK ACCOUNT. Exchanges must be between
FROM YOUR BANK                  identically registered accounts. See the prospectus for details.
ACCOUNT.
                                ====================================================================================================
                                7 AUTOMATIC INVESTMENT PLAN

                                This service allows you to automatically invest monthly from your bank account to your Matthews
                                International Fund account(s). To establish this feature, you must meet the minimum initial investment of $2,500 per fund. Please specify below the amount you would like deducted from your bank acount on a monthly basis AND ATTACH A VOIDED CHECK. This plan normally becomes active 20
TO ESTABLISH                    business days after your application is processed.
AUTOMATIC INVEST-
ING, YOU MUST                   [ ]  Matthews Pacific Tiger Fund (802) ...................$_________________
ENCLOSE A VOIDED                [ ]  Matthews Asian Growth and Income Fund (801) .........$_________________
CHECK FROM YOUR                 [ ]  Matthews Korea Fund (803) ...........................$_________________
BANK ACCOUNT.                   [ ]  Matthews Dragon Century China Fund (804) ............$_________________
                                [ ]  Matthews Japan Fund (805) ...........................$_________________
                                [ ]  Matthews Asian Technology Fund (806) ................$_________________

                                Please debit the above amount(s) from my bank account on the [ ] 10th [ ] 15th or [ ] 20th of each month. ACH debit(s) will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day.

                                ====================================================================================================
                                8 SIGNATURES AND CERTIFICATION

                                By signing below, I certify that:

                                - I have received and read the prospectus for the Fund and I agree to its terms.

                                - If I am a U.S. citizen or resident alien, I certify under penalties of perjury that the Social
                                  Security Number or Taxpayer Identification Number provided on this application is correct (or that
                                  I have applied for a Number and am waiting for it to be issued to me), and that I have not been notified by the IRS that I am subject to backup withholding.

                                  [ ] I have been notifieded by the IRS that I am subject to backup withholding.

                                  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                - If I have agreed to telephone exchange or redemption privileges, I (we) authorize PFPC Inc. to honor telephone instructions for my (our) account. Neither the Fund nor PFPC Inc. will be liable for properly acting upon telephone instructions believed to be genuine.

                                - If I have requested participation in the Automatic Investment Plan, I (we) agree that if my (our)
                                  ACH debit is not honored, PFPC Inc. reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, PFPC Inc. shall be authorized to liquidate other assets or fractions thereof held in my
                                  (our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by
                                  PFPC Inc. upon 30 days written notice or at any time by the investor by written notice to PFPC
                                  Inc., which is received no later than five business days prior to the above-designated investment date.

                                ________________________________________________________                     _______________________
                                Signature of Owner/Authorized Signer                                         Date

                                ________________________________________________________                     _______________________
                                Signature of Joint Owner/Authorized Signer                                   Date

                                ----------------------------------------------------------------------------------------------------
                                E-MAIL DELIVERY OPTION: Should it be possible in the future, I would like my shareholder reports and prospectuses delivered electronically to the following e-mail address:__________________________

                                I understand that by choosing this option I may be waiving my right to receive paper copies.
                                ---------------------------------------------------------------------------------------------------


 BOARD OF TRUSTEES

   Richard K. Lyons
   Robert K. Connolly
   David FitzWilliam-Lay
   Norman W. Berryessa
   John H. Dracott, Emeritus

 OFFICERS

   G. Paul Matthews -- President
   Mark W. Headley -- Vice President
   Joseph M. O'Donnell -- Secretary
   Brian Stableford -- Treasurer

 INVESTMENT ADVISOR

   Matthews International Capital Management, LLC
   456 Montgomery Street, Suite 1200
   San Francisco, CA 94104
   800.789.ASIA (2742)

 UNDERWRITER

   Provident Distributors, Inc.
   Four Falls Corporate Center
   West Conshohocken, PA 19428

 SHAREHOLDER SERVICES

   PFPC Inc.
   211 S. Gulph Road
   P.O. Box 61767
   King of Prussia, PA 19406
   800.892.0382

 CUSTODIAN

   The Bank of New York
   90 Washington Street
   New York, NY 10286

 LEGAL COUNSEL
   Paul, Hastings, Janofsky & Walker LLP
   345 California Street
   San Francisco, CA 94104-2635

FOR ADDITIONAL INFORMATION ABOUT THE
MATTHEWS INTERNATIONAL FUNDS CALL: 800.789.ASIA (2742)

Investment Company Act File Number: 811-08510


PROSPECTUS - DECEMBER 20, 1999


MATTHEWS
INTERNATIONAL
FUNDS

WWW.MATTHEWSFUNDS.COM



Specialists in Asian Investing
800.789.ASIA (2742)
CLASS I SHARES


                                      LOGO
                     MATTHEWS ASIAN GROWTH AND INCOME FUND
                         MATTHEWS ASIAN TECHNOLOGY FUND
                       MATTHEWS DRAGON CENTURY CHINA FUND
                              MATTHEWS JAPAN FUND
                              MATTHEWS KOREA FUND
                          MATTHEWS PACIFIC TIGER FUND
         The U.S. Securities and Exchange Commission (the "SEC") has not
approved of, or disapproved of the Fund or the securities that the Fund sells. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

watermark

  INTRODUCTION
--------------------------------------------------------------------------------

 HOW TO USE THIS DOCUMENT.

       This document is called a prospectus. It is intended to explain to you the information that you need to know so that you may make an informed decision as to whether an investment in one or more of Matthews International Funds is right for you.

       This prospectus begins with some general information which is then explained in greater detail further in the document. A second document called the "Statement of Additional Information" or SAI for short, provides expanded information and much greater detail than the prospectus.

       The SAI is available to you free of charge. To receive an SAI, please call 1.800.789.2742, visit our site on the internet at "www.matthewsfunds.com" or visit the SEC's web site at "www.sec.gov" and go into the EDGAR database.

       Please read this document carefully before you make any investment decision and if you have any questions, do not hesitate to contact us at
       1.800.789.2742. Also, please keep this prospectus with your papers for future reference.

 DEFINITIONS
THE FOLLOWING WORDS HAVE SPECIAL MEANING IN THIS PROSPECTUS:

       1. Funds means the six individual mutual funds that make up Matthews International Funds. They are: MATTHEWS ASIAN GROWTH AND INCOME FUND, MATTHEWS ASIAN TECHNOLOGY FUND, MATTHEWS DRAGON CENTURY CHINA FUND, MATTHEWS JAPAN FUND, MATTHEWS KOREA FUND, and MATTHEWS PACIFIC TIGER FUND. THIS PROSPECTUS PERTAINS ONLY TO CLASS A SHARES OF MATTHEWS DRAGON CENTURY CHINA FUND, MATTHEWS KOREA FUND AND MATTHEWS PACIFIC TIGER FUND AND ARE AVAILABLE PRIMARILY THROUGH BROKER/DEALERS. FOR A PROSPECTUS OFFERING CLASS I SHARES FOR ALL OF THE FUNDS, PLEASE CALL 1.800.789.ASIA (2742).

       2. Pacific Tiger refers to certain Asian countries whose economies have been and are expected to continue to rapidly develop. Those countries include: China, Hong Kong, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand, but not Japan.

       3. Asia refers to the Pacific Tiger countries plus Japan and India.

       4. What is considered to be an "Asian Company?" A company is considered to be "Asian" or "located" in a particular country in Asia if:

          (i) it is organized under the laws of China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan or Thailand; or

          (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located in one of these countries; or

          (iii) it has the primary trading markets for its securities in one of these countries; or

          (iv) it is a governmental entity or an agency or instrumentality or political subdivision of such country.

       5. Matthews or The Advisor means Matthews International Capital Management, LLC, the company which manages the money which is invested into the Funds.

 SUMMARY INFORMATION

       INVESTMENT GOALS OF THE FUNDS

       The investment goal of all six Matthews International Funds is long term capital appreciation.

  MATTHEWS' INVESTMENT STRATEGY
--------------------------------------------------------------------------------


       How Matthews chooses investments for each of the Funds is known as an investment strategy. The strategy Matthews uses is called "Growth at a Reasonable Price." This means that the investment team studies the fundamental characteristics of companies appropriate for each Fund and from those fundamentals makes a judgment that certain companies are poised for growth, and at the same time are available to the Funds at a reasonable price. In addition Matthews may use currency hedging techniques such as forward foreign currency contracts which help neutralize the impact of the changes in the value of local Asian currencies as compared to the U.S. dollar.


       Fundamental characteristics of a company include the people who are running the company, the products it makes, the marketing strategy it is following and its financial health.

       The size of a company, which Matthews measures by its market capitalization (the number of shares outstanding times the market price per share) is not considered by Matthews when it decides whether to include that company's securities in one or more of the Funds.

       If Matthews believes that market conditions are developing in a way that is not good for the shareholders, it may sell all of a Fund's securities and temporarily invest the Funds' money in U.S. Government securities. As of the date of this prospectus this has never happened, but if it were to occur, the investment goals of the Funds may not be achieved.

  PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS
--------------------------------------------------------------------------------

       MATTHEWS DRAGON CENTURY CHINA FUND invests a substantial portion of its assets in the common and preferred stock of companies located in China. China includes Taiwan and Hong Kong.

       MATTHEWS KOREA FUND invests a substantial portion of its assets in the common and preferred stock of companies located in South Korea.

       MATTHEWS PACIFIC TIGER FUND invests a substantial portion of its assets in the common and preferred stock of companies located in the Pacific Tiger countries.

  PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

       The most important risk to understand is that there is no guarantee that your investment in the Funds will increase in value. The value of your investment in the Funds could go down, meaning you could lose money.

       The Funds concentrate their investments in Asia. The Asian markets can be very volatile for many reasons including the size of the local economies (as compared with the United States) and each country's unique political structure. This volatility can cause the price of the Funds' shares (the net asset value or "NAV") to go up or down dramatically. Because of this volatility, we recommend that you invest in the Funds as a long term investment only, and only for a portion of your investment portfolio, not for all of it.

       Further, when one of the Funds buys or sells stock on an Asian stock market, the transaction is made in the local currency. The price that the Funds must purchase or sell local currency will impact the value of your shares in the Funds. These and other risks are more fully discussed below and in the SAI.

       The Advisor uses certain hedging techniques to help neutralize the impact of changes in the value of local Asian currencies. The Advisor's ability to anticipate changes in the price of foreign currencies is not always accurate, however, which may limit the full benefit of a currency move in the Fund's favor, but at the same time may limit the detriment when the currency moves against the Fund.



       The principal investments of all the Funds are common and preferred stocks. The major risk involved with the ownership of common and preferred stock is that the Fund may lose money if the value of a stock goes down during the time that the Fund owns it.


RISKS ASSOCIATED WITH NON-UNITED STATES COMPANIES

       Investments by the Funds in the securities of non U.S. issuers involve investment risks different from those of U.S. issuers. These risks include:

         - Possible political or economic instability of the country of issue
         - Predicting international trade patterns incorrectly
         - Possibility of currency exchange controls
         - Imposition of foreign withholding taxes
         - Seizure or nationalization of foreign deposits or assets
         - Adoption of adverse foreign government trade restrictions

       There may be less publicly available information about a foreign company than about a domestic company. Sometimes non U.S. companies are subject to different accounting, auditing and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

       In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United States.

RISKS ASSOCIATED WITH SMALLER COMPANIES (SO-CALLED "SMALL-CAP" COMPANIES)

       The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

 LONG TERM INVESTING AND VOLATILITY

       Dramatic changes (volatility) in the price of an investment can be dangerous because you may have planned or may need to sell your investment just at a time when its value has decreased. We recommend an investment in the Funds only as a long term investment (5 years and longer) because you will be better able to plan to sell your shares at a time when this volatility will not be as great a factor in your decision process.

MATTHEWS DRAGON CENTURY CHINA FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above investing in the regional markets of China and Hong Kong involve risks and considerations not present when investing in more established securities markets. Investing in regionally concentrated investment funds should be considered speculative and thus not appropriate for all investors.


       China remains a totalitarian society with the risk of nationalization, expropriation or confiscation of property. The legal system is still in its infancy making it more difficult to obtain and/or enforce judgments.


       Further, the government could at any time alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries are an ever present consideration.

       In addition to political risk, investments in China are also subject to economic risk. There is a potential risk of total loss, including interest, capital appreciation and principle. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports.

MATTHEWS KOREA FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above investing in Korean securities has special risks including:

         - substantial government involvement in, and influence on, the economy and the private sector;
         - political, economic and social instability, including the potential for increasing militarization in North Korea;
         - the substantially smaller size and lower trading volume of the securities markets for Korean equity securities compared to the U.S. or Japanese securities markets, resulting in a potential lack of liquidity and increased price volatility;
         - that the sale of portfolio securities by the Korean Securities Stabilization Fund (the "Stabilization Fund"), a fund established in order to stabilize the Korean securities markets, or other large Korean institutional investors, may adversely impact the market value of securities in the Fund's portfolio; and
         - heavy concentration of market capitalization and trading volume in a small number of issuers, which result in potentially fewer investment opportunities for the Fund.

       Risks Associated with North Korea Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension although negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. There also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tension between North Korea and Korea.

       Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea, and consequently, on the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea may be the greatest risk factor.

       Risks Associated with the Influence of the Korean Government The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. The Korean government has sought to minimize excessive price volatility on the KSE through various steps, including the imposition of limitations on daily price movements of securities.

       Risks Associated with a Non-Diversified Investment Company The Fund is a "non-diversified" investment company, which means that it may invest a larger portion of its assets in the securities of a single issuer than a diversified fund. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

MATTHEWS PACIFIC TIGER FUND

       UNIQUE RISKS: In addition to the "Principal Risks" noted above and since this Fund may invest in companies from many different countries, each country's size, level of economic development and governmental stability will have an impact on the value of those companies. In general, the economies of these countries are smaller and less developed than in the United States. Their stock exchanges and brokerage industries do not have the level of government oversight as do those in the United States and sometimes their governments are unstable. Each of these factors can cause these stock markets to be more volatile. Please read the SAI for an extensive presentation of these and other risk factors.

  PAST PERFORMANCE
--------------------------------------------------------------------------------


       The bar charts and performance table help show some of the risks of investing in the Funds. The bar charts show each Fund's performance from prior years. Below the charts you will find the best and worst returns since each Fund began. You can then compare those returns with that of a broad based index found next. This information only speaks to the past. We do not know how the Funds will perform in the future. The performance below is for the Class I shares which are not offered in this prospectus. Note that the performance does not take into account distribution fees or sales charges, but barring these differing expenses, the share classes have substantially similar annual returns because the shares are invested in the same portfolio of securities. In that Matthews Dragon Century China Fund does not have a full calendar year's performance, no statistics are presented.


MATTHEWS KOREA FUND

                                                                        MATTHEWS KOREA FUND (%)
                                                                        -----------------------
1995                                                                            -12.73
1996                                                                            -31.79
1997                                                                            -64.75
1998                                                                             96.15
1999

                          Best Quarter: 4th - 1998  99.98%
                          Worst Quarter: 4th - 1997  (64.44%)
                       Year-to-date Return: 56.86% as of September 30, 1999
                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1998

                                                                                          SINCE INCEPTION
                                                                              1 YEAR      JANUARY 3, 1995
                                                                              ---------------------------
                        Matthews Korea Fund                                   96.15%         (19.33%)
                        *Korea Stock Price Index                              98.79%         (22.44%)

                  ---------------------------------

                  * The Korean Stock Price Index is a
                  capitalization-weighted index of all common stocks listed on the Korean Stock Exchange.

MATTHEWS PACIFIC TIGER FUND

                                                                        PACIFIC TIGER FUND (%)
                                                                        ----------------------
1995                                                                              3.06
1996                                                                             24.18
1997                                                                            -40.89
1998                                                                             -2.86
1999

                          Best Quarter: 4th - 1998  38.45%
                          Worst Quarter: 4th - 1997  (38.17%)
                       Year-to-date Return: 39.02% as of September 30, 1999

                  AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31,
                  1998

                                                                                         SINCE INCEPTION
                                                                           1 YEAR       SEPTEMBER 12, 1994
                                                                           -------------------------------
                        Matthew Pacific Tiger Fund                         (2.86%)            (8.03%)
                        *MSCI All Country Far East ex-Japan Index          (4.83%)           (12.31%)

                  ---------------------------------

                  * The MSCI (Morgan Stanley Capital International) All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.

  FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds:

 SHAREHOLDER FEES

         MAXIMUM SALES LOAD IMPOSED ON PURCHASES as a percentage of
         offering price                                                4.95%
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS as a
           percentage of offering price                                0.00%
         CONTINGENT DEFERRED SALES CHARGE as a percentage of original
           purchase price                                              0.00%
         REDEMPTION FEE as a percentage of amount redeemed within 90
           days of purchase                                            2.00%

                                                                OTHER EXPENSES
                                                                  (INCLUDING
                                                                    0.25%          TOTAL
                                                                 SHAREHOLDER      ANNUAL     FEE REDUCTION    NET EXPENSES
                                   MANAGEMENT   DISTRIBUTION/     SERVICING      OPERATING   AND/OR EXPENSE       AFTER
      MATTHEWS FUND -- CLASS A        FEES       12B-1 FEES          FEE)        EXPENSES    REIMBURSEMENT    REIMBURSEMENT
    -----------------------------------------------------------------------------------------------------------------------
    Dragon Century China             1.00%         0.25%            1.09%          2.34%         0.09%           2.25%
    Korea                            1.00%         0.25%            1.02%          2.27%          None           2.27%
    Pacific Tiger                    1.00%         0.25%            1.15%          2.40%         0.25%           2.15%

       Under a written agreement between the Funds and the Advisor, the Advisor agrees to reimburse money to a Fund if its expense ratio exceeds a certain percentage level as indicated above. In turn, if a Fund's expenses fall below the level noted above within three years after the Advisor has made such a reimbursement, a Fund may reimburse the Advisor up to an amount not to exceed its expense limitation. This agreement will continue through at least August 31, 2000.


EXAMPLE

       Based on the level of expenses listed above, the total expenses relating to an investment of $10,000 would be as follows, assuming a 5% annual return, reinvestment of all dividends and distributions and redemption at the end of each time period.


                          NAME OF FUND                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
         -------------------------------------------------------------------------------------------
         Dragon Century China Fund                        $712       $1,189     $1,683      $3,039
         Korea Fund                                       $714       $1,169     $1,650      $2,971
         Pacific Tiger Fund                               $702       $1,206     $1,712      $3,096


       The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. While the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns greater or less than 5%. The above example should not be considered a representation of past or future expenses or performance. Actual expenses of the Funds will most likely be different than those shown.

  THE INVESTMENT PROCESS
--------------------------------------------------------------------------------

       The investment goal of each Fund noted above is fundamental. This means that it can not be changed without a vote of a majority of the voting securities of each respective Fund.

       The way Matthews attempts to achieve each Fund's investment goals is not fundamental and may change without shareholder approval. While an investment policy or restriction may be changed by the Trustees of the Company without shareholder approval, you will be notified before we make any material change.

  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

       MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT LLC is the investment advisor to the Funds. Matthews' address is 456 Montgomery Street, Suite 1200, San Francisco, California 94104-1245 and can be reached by telephone toll-free at 1-800-789-2742. The Advisor was founded in 1991 by G. Paul Matthews who serves as Chief Investment Officer. Each Fund pays an annual fee of 1% of its total assets to Matthews for the services it provides to the Funds.

       Matthews invests the Funds' assets, manages the Funds' business affairs and supervises its overall day-to-day operations. Matthews also furnishes the Funds with office space and certain administrative and clerical services, and provides the personnel needed by the Funds with respect to the Advisor's responsibilities under the investment advisory agreement.

 PORTFOLIO MANAGERS


         Dragon Century China Fund             G. Paul Matthews, Mark W. Headley and Richard H. Gao
         Korea Fund                            Mark W. Headley and G. Paul Matthews
         Pacific Tiger Fund                    Mark W. Headley, G. Paul Matthews and Andrew T. Foster
                                               (assistant)


       G. Paul Matthews: has been actively involved in the Asian financial markets since 1982. Prior to founding Matthews International Capital Management in 1991, he served as portfolio manager of G. T. Pacific Growth Fund from 1982-85. While residing in Hong Kong, Mr. Matthews oversaw all Asian investment from 1985-88 for G. T. Management Asia. From 1989 to 1991 he was self-employed. Mr. Matthews holds an M. A. in history and law from Cambridge University in the United Kingdom.


       Mark W. Headley: joined Matthews International as Managing Director and as Senior Analyst on the investment team in 1995. He has over 10 years of experience in the Asian Tiger markets. From 1989 to 1992 he held various positions at Newport Pacific Management and its subsidiaries. In 1992, Mr. Headley moved to Hong Kong, where he served as a Director of Regent Fund Management. He returned to San Francisco in 1993 and joined Litman/Gregory & Co. as Director of International Investments. Mr. Headley holds a B.A. in Economics and Politics from the University of California at Santa Cruz.



       Richard H. Gao: joined Matthews International in 1997 as China analyst. In 1999 he was promoted to portfolio manager of the Dragon Century China Fund. In 1989 Mr. Gao served as a loan officer at the Bank of China in the city of Guanzhow, China. He later became a foreign exchange trader at the Bank of China's Treasury Department in 1991. From 1993 through 1994 he served as assistant manager in charge of foreign exchange trading for import/export companies at the Bank. Mr. Gao holds an M.B.A. from Dominican College of San Rafael and is fluent in three Chinese languages:
       Mandarin, Cantonese and Shanghaiese.


       Andrew T. Foster: joined Matthews International in November 1998 as an analyst and was promoted to assistant portfolio manager in August 1999. Prior to joining Matthews, Mr. Foster provided management consulting services for A.T. Kearney and was based in Singapore from 1996 to 1998. During the years 1992 through 1996 Mr. Foster attended Stanford University where he was awarded a dual degree in Public Policy, with honors, and in Economics.

       All members of the investment team travel extensively to Asia to conduct research relating to those markets.

  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

 PRICING OF FUND SHARES

       The price at which the Funds' shares are bought or sold is called the Public Offering Price that is equal to the net asset value per share or "NAV" plus any applicable sales charge. The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time. In addition to Saturday and Sunday the NYSE is closed on the days that the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The NAV is computed by adding the value of all securities and other assets of a Fund, deducting any liabilities, and dividing by the total number of outstanding shares. The Funds' expenses are accounted for by estimating the total expenses for the year and applying each day's estimated amount when the NAV calculation is made.

       The Funds' equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Trustees. Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates.

       Securities listed on any U.S. securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

       Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Fund will hold the security till it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.

       Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Funds' net asset value on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the net asset value of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U. S. dollar equivalents at the prevailing market rates.

 PURCHASE OF SHARES

       You may purchase Fund shares directly from the Funds by mail or by wire or through your broker. The price for each share you buy will be the Public Offering Price calculated after your order is "received" by the Fund. "Received" means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is Received before 4:00 p.m. on a day the Funds' NAVs are calculated, the price you pay will be that day's Public Offering Price. If your order is Received after 4:00 p.m., the price you will pay will be the next Public Offering Price calculated.

 USING A BROKER

       You may purchase Fund shares through your broker if they have an agreement with the Funds. Check with your broker to be sure that they have signed such an agreement.

       Shares of the Funds are sold at the Public Offering Price which is calculated by adding the applicable sales load to the NAV. There is no sales load charged on the dividends or capital gains paid by the Funds which are then reinvested. The chart below shows the amount of the sales load compared to the amount of the Funds purchased and as a percentage of both the offering price as well as the net amount.

                                                                                             REALLOWANCE
                                                    SALES CHARGE        SALES CHARGE         OF BROKERAGE
                                                        AS A                AS A                 AS A
                                                   PERCENTAGE OF        PERCENTAGE OF         PERCENTAGE
                 CLASS A SHARES PURCHASED          OFFERING PRICE    NET AMOUNT INVESTED    OFFERING PRICE
         -------------------------------------------------------------------------------------------------
         Less than $50,000                             4.95%                5.21%               4.50%
         $50,000 or more but less than $100,000        4.25%                4.44%               3.85%
         $100,000 or more but less than $250,000       3.25%                3.36%               2.90%
         $250,000 or more but less than $500,000       2.50%                2.36%               2.15%
         $500,000 or more but less than
           $1,000,000                                  2.00%                2.04%               1.80%
         $1,000,000 and over                           0.00%                0.00%               0.00%

 SPECIAL SHARE PURCHASE PLANS WHICH WILL REDUCE YOUR SALES LOAD

       There are two special plans whereby you will be able to pay less than the maximum sales loads. They are "Rights of Accumulation" and a "Letter of Intent." Under Rights of Accumulation, you may be able to aggregate many purchases which, if made together, would be eligible for a lower sales load. A Letter of Intent is an agreement that you will purchase a certain amount of shares of the Funds which, if made all at once, would be eligible for a lower sales load. Contact the Fund or your broker for all of the conditions and details.

 DISTRIBUTION (RULE 12b-1) PLAN

       The Fund is also permitted to pay for certain distribution expenses through a distribution plan known as a Rule 12b-1 Plan. This rule is part of the law that regulates the mutual fund industry. Under the Funds' Rule 12b-1 Plan, the Funds may pay up to 1/4(cent) of each dollar in the fund annually (put another way, an annual rate of 0.25% of the Funds' net assets) for services such as printing, mailings, or fees charged by investment professionals who service shareholder accounts.

       Please note that these fees are paid out of the Funds on an ongoing basis and over time, they increase the cost of your investment and may cost you more that paying other types of sales charges.

       The Funds' shares are sold through an underwriter. The Funds' underwriter is Provident Distributors, Inc. ("Provident"), a registered broker-dealer. Provident's address is Four Falls Corporate Center, West Conshohocken, PA 19428. Shares of the Funds may also be purchased through various brokers who have arrangements with it. These brokers may charge you a fee for their services.


           Minimum Initial Investment (non-retirement plan account):       $ 2,500
           Subsequent Investments:                                         $   250
           Minimum Initial Investment (*retirement plan account):          $   500
           Subsequent Investments:                                         $    50

       Retirement Plan Accounts include IRAs, 401(k) and 403(b)(7) plans.
       * Speak with the Funds' agents for the many retirement plans available

       The Funds may reject any purchase order or stop selling shares of the Funds at any time. Also, the Funds may vary or waive the initial investment minimum and minimums for additional investments.

                         OPEN AN ACCOUNT                                ADDING TO AN ACCOUNT
  BY MAIL                - Complete and sign application                - Make check payable to:
                         - Make check payable to:                           Matthews (name of Fund)
                             Matthews (name of Fund)                    - Mail check with a statement stub to address at
                         - Mail application and check to:               left.
                             Matthews International Funds
                             Post Office Box 61767
                             211 South Gulph Road
                             King of Prussia, PA 19406

  BY PHONE               You cannot open an account over the            When you open your account, you must check the
                         telephone.                                     box for "Telephone Options." Note that you may
                                                                        only exchange shares from one Matthews Fund to
                                                                        another.

  *BY WIRE               - Complete and sign application                - Notify Funds' agent by calling:
                         - Mail application to:                             800-892-0382.
                             Matthews International Funds               - Then wire funds to:
                             Post Office Box 61767                          Boston Safe Deposit & Trust
                             211 South Gulph Road                           ABA # 011001234
                             King of Prussia, PA 19406                      Credit: [name of specific Matthews Fund]
                         - Wire funds using instructions at right.          Account # 000221
                                                                            FBO: [your name and account number]

  BY AUTOMATIC           N/A                                            Complete the Automatic Investment Plan section
  INVESTMENT                                                            of the application. Be sure to sign the
  PLAN                                                                  application and include a voided check when
                                                                        returning it to the Fund.

  * NOTE THAT WIRE FEES ARE CHARGED BY MOST BANKS.

 EXCHANGE OF SHARES

       You may exchange your shares of one Matthews Fund for another provided that the other fund is registered for sale in your state. Minimum investment requirements apply. Any request must be received by the Fund's agent by 4 p.m. eastern time on any day the New York Stock Exchange is open, to receive that day's NAV. Such exchanges may be made by telephone if you have so authorized on your application. Call 800-892-0382 for full details. The exchange privilege may be terminated if the management of the Funds believes it is in the best interest for all shareholders to do so. Note that redemption fees may apply.

 SELLING (REDEEMING) SHARES

       You may sell your shares back to the Funds on any day it is open for business. To receive a specific day's NAV, your request must be received by the Funds before 4:00 p.m. of that day. If it is received after 4:00 p.m., you will receive the next NAV calculated.

       If you used a check to buy your shares and later decide to sell them, your proceeds from that redemption will be withheld until the Funds are sure that your check has cleared. This could take as much as 15 days or more.

       If your request to sell your shares is made by telephone, you may have difficulty getting through to the Funds in times of drastic market conditions. If the Funds believe that it is in the best interest of all the shareholders, it may modify or discontinue telephone transactions without any notice.

 TELEPHONE SECURITY

       The convenience of using telephone transactions may have a cost in decreased security. The Funds employ certain security measures as they process telephone transactions. If these security procedures are used, the Funds or its agents will not be responsible for any losses that you incur because of a fraudulent telephone transaction. If the security measures are not followed and you incur a loss because of a fraudulent telephone transaction, the Funds or its agents will be responsible for that loss.

                            SELLING (REDEEMING) SHARES

  BY MAIL                   - Send a letter to the Funds at the following address:
                                Matthews International Funds
                                Post Office Box 61767
                                211 South Gulph Road
                                King of Prussia, PA 19406
                            The letter must include your name and account number, the
                            name of the Fund and the amount you want to sell in dollars or shares. This letter must be signed by each owner of the account. For security purposes, a signature guarantee will be required if:
                            - your request is for an amount over $100,000, or
                            - the money is to be paid to anyone other than the
                            registered owners or
                            - the money is to be sent to an address which is different than the registered address or to a bank account other than the account which was pre-authorized.

  BY PHONE                  When you opened your account, you must have checked the
                            appropriate part of the application or after you opened your account, you have instructed the Funds to allow telephone
                            transactions. Any such instruction must be made by mail with signature guarantees. Call 800.892.0382

  BY WIRE                   Same as by phone above.

  THROUGH A BROKER          Contact your broker directly. Note that your Broker may
                            charge you a fee.

 REDEMPTION FEE

       Please remember that if you sell your shares within 90 days of the day you bought them, the money you receive will be 2% less than the total amount redeemed. This 2% fee is retained by the Funds to compensate the Funds for the extra expense it incurs because of short term trading. In addition, the Funds hope that the fee will discourage short term trading of its shares.

 REDEMPTION IN KIND

       Under certain circumstances, you could receive your redemption proceeds as a combination of cash and securities. Receiving securities instead of cash is called "redemption in kind." Even though the Funds are permitted to do this, the first $250,000 of any redemption must be paid to you in cash. Note that if you receive securities as well, you will incur transactions charges if you sell them.

 MINIMUM SIZE OF AN ACCOUNT

       The Funds are charged by its service providers a fee for each account. If an account balance falls below $2,500, it becomes too expensive to keep it open. If this happens to your account we will give you the option of investing more money into you account, or closing it. You will receive a letter from the fund discussing your options in the event your account falls below $2,500.

 DISTRIBUTIONS

       All of the Funds except Growth and Income will distribute their net investment income annually in December. Growth and Income will distribute its net investment income semi-annually in June and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years.

       All such distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. The way you receive distributions may be changed at any time by writing the Funds.

       Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year will be reinvested in the shareholder's account at the then current net asset value and the dividend option changed from cash to reinvest.

       Distributions are treated the same for tax purposes whether received in cash or reinvested. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

 TAXES

       An investment in the Funds has certain tax consequences, depending on the type of account that you have. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December, and paid in the following January are taxable as if they were paid on December 31.

       The exchange of one Matthews Fund for another is a "taxable event" which means that if you have a gain you may be obligated to pay tax on it.

       If you have a qualified retirement account, taxes are generally deferred until distributions are made from the retirement account.

       Part of a distribution may include realized capital gains which may be taxed at different rates depending on how long the fund has held specific securities.

       Make sure you have a social security number or tax I.D. number on file with the Funds. If you do not, you may be subject to a 31 percent back up withholding on your distributions.

       Speak with your tax counselor for complete information concerning the tax implications of your ownership of the Funds.

  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

       These financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund assuming all of the dividends and distributions were reinvested. The information for the periods through August 31, 1998 was audited by Ernst & Young LLP. The information for the fiscal year ended August 31, 1999 was audited by Tait, Weller and Baker.


                                        MATTHEWS PACIFIC TIGER FUND               MATTHEWS KOREA FUND
                                     ----------------------------------    ----------------------------------
                                                         PERIOD ENDED                          PERIOD ENDED
                                       YEAR ENDED         AUGUST 31,         YEAR ENDED         AUGUST 31,
                                     AUGUST 31, 1999        1998(4)        AUGUST 31, 1999        1998(4)
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 4.07             $10.84               2.01             $ 5.32
Income from Investment Operations
  Net investment income (loss)             0.21               0.03(5)            0.01              (0.04)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       6.15              (6.73)              5.42              (3.27)
                                     ------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           6.36              (6.70)              5.43              (3.31)
                                     ------------------------------------------------------------------------
Less Distributions from:
  Net investment income                   (0.02)             (0.01)                --                 --
  Net realized gains on investments        0.00              (0.06)                --                 --
                                     ------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (0.02)             (0.07)                --                 --
NET ASSET VALUE END OF PERIOD            $10.41             $ 4.07             $ 7.44             $ 2.01
TOTAL RETURN(3)                          156.28%            (61.87%)           270.15%            (62.03%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
  000's)                                 $1,221             $  146             $15,281            $4,123
Ratio of expenses to average net
  assets before expense waivers            2.15%             11.99%(1)           2.02%              2.97%(1)
Ratio of expenses to average net
  assets after expense waivers             1.90%              1.91%(1)           2.02%              2.68%(1)
Ratio of net investment income
  (loss) to average net assets
  before waivers                           3.10%             (9.61%)(1)         (0.62%)            (2.03%)(1)
Ratio of net investment income
  (loss) to average net assets
  after waivers                            3.35%              0.47%(1)          (0.62%)            (1.74%)(1)
Portfolio turnover                        98.74%             73.09%             57.06%             94.01%


---------------

(1) Annualized
(2) Not Annualized
(3) Total Return does not reflect sales load.
(4) The Class A Shares of the Funds commenced operations on October 9, 1997.
(5) Calculated using the average shares method.

  GENERAL INFORMATION
--------------------------------------------------------------------------------

       If you wish to know more about Matthews International Funds, You will find additional information in the following documents.

 SHAREOWNER REPORTS

       You will receive Semi-Annual Reports dated February 28 and Annual Reports, audited by independent accountants, dated August 31. These reports contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)


       The SAI, which is incorporated into this prospectus by reference and dated December 20, 1999, is available to you without charge. It contains more detailed information about the Funds.


 HOW TO OBTAIN REPORTS


CONTACTING MATTHEWS INTERNATIONAL FUNDS


       You can get free copies of the reports and SAI, request other information and discuss your questions about the Funds by contacting:

              Matthews International Funds
              P.O. Box 61767, 211 South Gulph Road
              King of Prussia, PA 19406
              800.789.2742

       Web site: www.matthewsfunds.com

OBTAINING INFORMATION FROM THE SEC:


       You can visit the SEC's web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, DC. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington DC 20549-6009. To find out more about the Public Reference Room, you can call the SEC at
       202.942.8090. You may also e-mail the SEC at publicinfo@sec.gov to obtain additional information about a Fund.


       Investment Company Act File Number: 811-08510

 BOARD OF TRUSTEES

   Richard K. Lyons
   Robert K. Connolly
   David FitzWilliam-Lay
   Norman W. Berryessa
   John H. Dracott, Emeritus

 OFFICERS

   G. Paul Matthews -- President
   Mark W. Headley -- Vice President
   Joseph M. O'Donnell -- Secretary
   Brian Stableford -- Treasurer

 INVESTMENT ADVISOR

   Matthews International Capital Management, LLC
   456 Montgomery Street, Suite 1200
   San Francisco, CA 94104
   800.789.ASIA (2742)

 UNDERWRITER

   Provident Distributors, Inc.
   Four Falls Corporate Center
   West Conshohocken, PA 19428

 SHAREHOLDER SERVICES

   PFPC Inc.
   211 S. Gulph Road
   P.O. Box 61767
   King of Prussia, PA 19406
   800.892.0382

 CUSTODIAN

   The Bank of New York
   90 Washington Street
   New York, NY 10286

 LEGAL COUNSEL
   Paul, Hastings, Janofsky & Walker LLP
   345 California Street
   San Francisco, CA 94104-2635

FOR ADDITIONAL INFORMATION ABOUT THE
MATTHEWS INTERNATIONAL FUNDS CALL: 800.789.ASIA (2742)

Investment Company Act File Number: 811-08510


PROSPECTUS - DECEMBER 20, 1999


MATTHEWS
INTERNATIONAL
FUNDS

WWW.MATTHEWSFUNDS.COM



Specialists in Asian Investing
800.789.ASIA (2742)
CLASS A SHARES


                                      LOGO
                       MATTHEWS DRAGON CENTURY CHINA FUND
                              MATTHEWS KOREA FUND
                          MATTHEWS PACIFIC TIGER FUND
         The U.S. Securities and Exchange Commission (the "SEC") has not
approved of, or disapproved of the Fund or the securities that the Fund sells. Also, the SEC has not passed upon the adequacy or accuracy of this prospectus. Anyone who informs you otherwise is committing a crime.

watermark

                          MATTHEWS INTERNATIONAL FUNDS

                              WWW.MATTHEWSFUNDS.COM


                      MATTHEWS ASIAN GROWTH AND INCOME FUND
                         MATTHEWS ASIAN TECHNOLOGY FUND
                       MATTHEWS DRAGON CENTURY CHINA FUND
                               MATTHEWS JAPAN FUND
                               MATTHEWS KOREA FUND
                           MATTHEWS PACIFIC TIGER FUND



                       STATEMENT OF ADDITIONAL INFORMATION

                                December 20, 1999

This Statement of Additional Information or "SAI" is not a prospectus, but it does relate to the prospectuses of Matthews International Funds Class A and Class I both dated December 20, 1999.

Read this document in conjunction with the Prospectuses. A copy of each Prospectus may be obtained without charge from the companies at the addresses and telephone numbers below.

Underwriter:
Provident Distributors, Inc.
Four Falls Corporate Center
West Conshohocken, PA 19428
(800) 892-0382

Investment Advisor:
Matthews International Capital Management, LLC
456 Montgomery Street, Suite 1200
San Francisco, CA 94104
(800) 789-2742

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or its Underwriter. The Prospectuses do not constitute an offering by the Funds or by the Underwriter in any jurisdiction in which such offering may not lawfully be made.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any State.


TABLE OF CONTENTS
                                                                 Page
Fund History
Description of the Fund and Its Investments and Risks
     a.  Classification
     b.  Investment Strategies and Risk
         Matthews' Investment Process
     c.  Funds' Policies
     d.  Temporary Defensive Position
     e.  Portfolio Turnover
Management of the Funds
     a.  Board of Trustees; Affiliations, Compensation
     b.  Sales Loads

Control Persons and Principal Holders of Securities
     a.  Control Persons, Principal
         Holders and Management
         Ownership
Investment Advisory and Other Services
     a.  The Investment Advisor
     b.  Principal Underwriter
     c.  Service Agreements
     d.  Dealer Roallowances
     e.  Rule 12b-1 Plans
     f.  Other Service Providers
Brokerage Allocation and Other Practices
Capital Stock and Other Securities
     a.  Capital Stock
     b.  Other Securities                                        None
Purchase, Redemption and Pricing of Shares
     a.  Purchase of Shares
     b.  Fund Reorganizations                                    None
     c.  Offering Price
     d.  Redemption in Kind
Taxation of the Fund
     a.  Subchapter M, IRS Code
     b.  Unique Foreign Tax Issues
Underwriters
Calculation of Performance Data
Other Information
Appendix: Bond Ratings
Financial Statements


FUND HISTORY

Matthews International Funds (the "Trust"), 456 Montgomery Street, Suite 1200, San Francisco, California 94104, is a family of mutual funds currently offering six separate series of shares named:

Matthews Asian Growth And Income Fund Matthews Asian Technology Fund Matthews Dragon Century China Fund Matthews Japan Fund Matthews Korea Fund Matthews Pacific Tiger Fund

(collectively referred to as the "Funds" or individually as a "Fund"). Dragon Century China, Korea and Pacific Tiger Funds have registered two classes of shares: the Retail Class (Class A) and the Institutional Class (Class I). Each Class of shares is offered in its own prospectus. These two prospectuses are referred to herein as the "Prospectuses." The Class A Dragon Century China shares are not being distributed to the public at this time. Shareholders of the Retail Class shares are subject to a sales charge and annual 12b-1 expenses.

The Trust was organized as a Delaware business trust on April 13, 1994 and commenced operations on September 13, 1994. It has never been engaged in any other business.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Please read the following information together with the information contained in the Prospectuses concerning the investment strategies, risks and policies of the Funds. The information here supplements the information in the Prospectuses.

a.  Classification:
The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Each Fund is "diversified" except for the Korea Fund which is non diversified. Diversified means that as to 75% of the assets of a Fund, one holding can not represent more than 5% of the assets of the Fund, nor can any holding represent more that 10% of its company's shares. The remaining 25% of the Fund could be invested in one holding, or in multiple holdings not subject to the above limitations.

b.  Investment Strategies and Risks:
As a general matter, the Advisor believes that the discipline of company evaluation and choosing good stocks (and in the case of the

Growth and Income Fund, convertible securities) is the best way to manage the assets of the Funds, and to be fully invested as appropriate with cash needs.

MATTHEWS' INVESTMENT PROCESS

Matthews International Capital Management LLC, serves as the investment advisor to the Trust. In this SAI, they are referred to as "Matthews" or the "Advisor." The Advisor uses a multi-factor research approach when selecting investments for the Funds. These factors include evaluation of each country's political stability, prospects for economic growth (inflation, interest direction, trade balance and currency strength), identification of long term trends that might create investment opportunities, the status of the purchasing power of the people and population and composition of the work force. In reviewing potential companies in which to invest, the Advisor considers the company's quality of management, plans for long-term growth, competitive position in the industry, future expansion plans and growth prospects, valuations compared with industry average, earnings track record, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, governmental regulation, a debt/equity ratio less than the market average, and other factors. In addition, the Advisor will visit countries and companies in person to derive firsthand information for further evaluation. After evaluation of all factors, the Advisor attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of the varying economic and political factors.

The Funds may invest in securities of issuers of various sizes, large or small. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.

Many of the debt and convertible securities in which the Funds invest are un-rated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. The Advisor seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, the Advisor will assess the following factors:

1) potential for capital appreciation; 2) price of security relative to price of underlying stock, if a convertible security; 3) yield of security relative to yield of other fixed-income securities; 4) interest or dividend income; 5) call and/or put features; 6) creditworthiness; 7) price of security relative to price of other comparable securities 8) size of issue; 9) currency of issue; and 10) impact of security on diversification of the portfolios.

The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices.

FOREIGN CURRENCY TRANSACTIONS:

The Funds must engage in foreign currency transactions in connection with their investment in foreign securities but will not speculate in foreign currency exchange. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. This tends to limit potential gains however, that might result from a positive change in such currency relationships. The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Funds' securities denominated in such foreign currency. In this situation the Funds may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Advisor believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Funds are denominated ("cross-hedge"). The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

The Funds may enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency provided that no more than 15% of each Fund's total assets (except for Matthews Japan Fund) would be required to purchase offsetting contracts. Matthews Japan Fund has the option to invest up to 100% of its total assets to purchase offsetting contracts.

INVESTMENT STRATEGIES AND RISKS COMMON TO ALL FUNDS

Below are explanations and the associated risks of certain unique securities and investment techniques. Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Funds' investment objectives will be attained. Again, we remind you that generally speaking, the Trust's investment strategy is to invest the shareholders' money in equity securities (convertible securities in the case of Asian Growth and Income Fund) consistent with each Funds' investment goal.

ADRs AND EDRs

For many foreign securities, there are United States dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in foreign issuer's stock however, the Funds will avoid currency risks during the settlement period for either purchases or sales. The Funds may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

EDRs are not necessarily denominated in the currency of the underlying security. The Funds have no current intention to invest in unsponsored ADRs and EDRs.

IDRs

IDRs (International Depositary Receipts, also known as GDRs or Global Depositary Receipts) are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although it is possible to use them for bonds, commercial paper and certificates of deposit. IDRs can be convertible to ADRs in New York making them particularly useful for arbitrage between the markets. The Funds have no current intention to invest in unsponsored IDRs.

RISKS ASSOCIATED WITH EUROCONVERTIBLE SECURITIES

Most of the convertible securities in which the Funds will invest are unrated by any rating agency and, therefore, there is no objective standard against which the Advisor may evaluate such securities. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible exposes the Fund to currency risk.

The theoretical value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of the interest rates, the passage of time, dividend policy, and other variables. Euroconvertible securities, specifically, are also influenced by the level and volatility of the foreign exchange rate between the security's currency and the underlying stock's currency. While the volatility of convertible fixed income securities will typically be less than that of the underlying securities, the volatility of warrants will typically be greater than that of the underlying securities.

RISKS ASSOCIATED WITH EMERGING MARKETS

Investing in securities of issuers in Asia and the Pacific Basin involves special risks. First, the Funds' investment focus on that region makes the Funds particularly subject to political, social, or economic conditions experienced in that region. Second, many of the countries in Asia and the Pacific Basin constitute so-called "developing" or "emerging" economies and markets. The risks of investing in foreign markets generally are greater for investments in developing markets. Additional risks of investment in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds' loss of their entire investment in that market; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

RISKS ASSOCIATED WITH FOREIGN CURRENCY

The U.S. dollar market value of the Funds' investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of Fund assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Although the Funds may attempt to manage currency exchange rate risks, there is no assurance that the Funds will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Funds increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Funds. Similarly, if the Funds decrease their exposure to a currency and the currency's price rises, the Funds will lose the opportunity to participate in the currency's appreciation. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Funds. Foreign investments which are not U.S. dollar denominated may require the Funds to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.

Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax consequences between certain countries and the United States may reduce or eliminate such taxes. In addition, foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Matthews Korea Fund does not intend to engage in activities that will create a permanent establishment in Korea within the meaning of the Korea-U.S. Tax Treaty. Therefore, Matthews Korea Fund generally will not be subject to any Korean income taxes other than Korean withholding taxes. Exemptions or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to Matthews Korea Fund, significant additional withholding taxes would apply.

INVESTMENT STRATEGIES AND RISKS SPECIFIC TO MATTHEWS ASIAN GROWTH AND INCOME
FUND

Convertible securities are fixed-income securities such as corporate bonds, notes and preferred stocks that can be exchanged for stock and other securities (such as warrants) that also offer equity participation. Before conversion from a debt security to an equity security, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond, a convertible security pays a pre-determined interest rate, but may be converted into common stock at a specific price or conversion rate. An investor has the right to initiate conversion into a specified quantity of the underlying stock, at a stated price, within a stipulated period of time, into a specified quantity of the underlying stock. Convertible securities are generally senior to common stock and junior to non-convertible debt. Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of twenty to sixty convertible bonds in various countries in the Asian markets.

Many Asian convertible securities are unrated or are rated below investment grade and the Fund may invest without limit in such securities. Investment grade securities are securities rated Baa or higher by Moody's or

BBB or higher by S&P or if unrated are of comparable quality. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality, and are commonly referred to as "junk bonds." These securities are considered by the rating agencies to be predominantly speculative and involve risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. The Fund does not intend to invest in issuers which are in default.

Euroconvertible securities are denominated in a Eurocurrency, simultaneously issued in more than one foreign country and issued by an international syndicate. Frequently, with Euroconvertible notes and bonds, the currency of the bond is different from the currency of the stock into which the bond is convertible. This feature may provide some protection against disadvantageous local currency movement. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.

The average maturity of the Fund's portfolio will vary based upon the Advisor's assessment of economic and market conditions, although it is not currently expected that the average maturity of the Fund's portfolio will exceed ten years.

INVESTMENT STRATEGIES AND RISKS SPECIFIC TO MATTHEWS ASIAN TECHNOLOGY FUND

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures of companies related to the technology sector. Since this fund is concentrated in this sector, the movements in its NAV will follow the sector, as opposed to the general movement of the economies of the countries where the companies are located. This concentration will have a tendency to make the NAV more volatile than a non-concentrated portfolio.

INVESTMENT STRATEGIES AND RISKS SPECIFIC TO MATTHEWS DRAGON CENTURY CHINA FUND

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures. The Fund may hold a significant weighting in securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are limited to domestic investors, and B shares, which are allocated for international investors. The Fund's exposure to securities listed on either the Shanghai and Shenzhen exchanges will initially be through B shares, until the regulatory environment eliminates the share class distinction. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with the majority of their revenues derived from business conducted in China (regardless of the exchange the security is listed on or the country the company is based).

The Fund may invest up to 35% of its total assets in equity and other securities of issuers located outside of the China region, including, without limitation, the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Fund may invest up to 10% of its total assets in securities rated below investment grade (securities rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, are comparable in quality). Debt securities rated below investment grade, commonly referred to as junk bonds, have speculative characteristics that result in a greater risk of loss of principal and interest. See "Risks Associated with Lower Rated Securities."

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of twenty to sixty individual stocks in various countries in the China region. When purchasing portfolio securities for the Fund, the Advisor's philosophy is a buy and hold strategy versus buying for short-term trading.

In addition to the risks of investing in China and Hong Kong discussed in the prospectus, investors should know that China's securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and can be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

INVESTMENT STRATEGIES AND RISKS SPECIFIC TO MATTHEWS ASIAN GROWTH AND INCOME
FUND

The Asian convertible bond market has developed largely as a result of the complementary interests of issuers seeking funding in international capital markets, and international investors seeking to commit capital in the Pacific Rim. The proceeds of these securities have typically been used to finance ongoing business activity (such as expansion of operations) or to retire more costly debt. Proceeds typically have not been used for corporate restructuring (such as leveraged buyouts). Despite the fact that many of the issuers are well known in domestic and, sometimes, international capital markets, most Asian convertible securities (excluding Japan) are unrated and many would likely be considered below "investment grade" if they were rated. This lack of an independent credit opinion constitutes an additional risk.

INTEREST RATE FUTURES CONTRACTS

Asian Growth and Income Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. This Fund may enter into contracts for the future delivery of fixed-income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the Fund's total assets will be committed to margin. The Fund also will not enter into an interest rate futures contract if immediately thereafter the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed 20% of the value of the Fund's total assets.

INVESTMENT STRATEGIES AND RISKS SPECIFIC TO MATTHEWS JAPAN FUND AND MATTHEWS KOREA FUND

SHORT-SELLING

Matthews Korea Fund and Matthews Japan Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. Each Fund is authorized to make short sales of securities or maintain a short position, provided that at all times when a short sale position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund's net assets.

INVESTMENT STRATEGIES AND RISKS SPECIFIC TO MATTHEWS JAPAN FUND

Equity securities in which the Fund may invest include Japanese common stocks, preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stocks, warrants and rights, depositary receipts and equity interests in trusts, partnerships, joint ventures or similar enterprises.

The Fund may invest in equity and other securities of issuers located outside of Japan, including the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities. The Fund may invest in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Non-convertible debt securities in which the Fund may invest include U.S. dollar or yen-denominated debt securities issued by the Japanese government or Japanese companies and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may invest up to 5% of its total assets in securities rated below investment grade (securities rated Baa or higher by Moody's or BBB or higher by S&P or, if unrated, are comparable in quality). Debt securities rated below investment grade, commonly referred to as junk bonds, have speculative characteristics that result in a greater risk of loss of principal and interest.

The Fund may invest in convertible securities. Convertible securities are fixed-income securities such as corporate bonds, notes and preferred stocks that can be exchanged for stock and other securities (such as warrants) that also offer equity participation. Convertible securities are hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond, a convertible security pays a pre-determined interest rate, but may be converted into common stock at a specific price or conversion rate. The investor has the right to initiate conversion into a specified quantity of the underlying stock at a stated price, within a stipulated period of time. Convertible securities are generally senior to common stock and junior to non-convertible debt. In addition to the convertible securities denominated in the currency of the issuer, the Fund may also invest in convertible securities which are denominated in another currency (i.e., U.S. dollars).

The Fund may invest its assets in a broad spectrum of securities of Japanese industries which are believed to have attractive long-term growth potential. The Fund has the flexibility to invest in both large and small companies, as deemed appropriate by the Advisor. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general. In selecting industries and companies for investment, the Advisor considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, capital resources, government regulation, quality of management and other factors. After evaluation of all factors, the Advisor attempts to identify those companies and industries that are best positioned and managed to take advantage of the varying economic and political factors.

The Fund may invest up to 15% of its net assets in equity or debt securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities which are not readily marketable are more likely to be issued by start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies.

Under normal circumstances, the Advisor expects that the portfolio of the fund will be comprised of 25 to 75 individual stocks in the Japanese economy. When purchasing portfolio securities for the Fund, the Advisor's philosophy is a buy and hold strategy versus buying for short-term trading.

CONCENTRATION IN JAPANESE SECURITIES

The Fund concentrates its investments in equity securities of Japanese companies. Consequently, the Fund's share value may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the Fund's shares may vary in response to political and economic factors affecting companies in Japan. The Fund should not be considered a complete investment program, rather it may be used as a vehicle for diversification.

Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all readily convertible currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.

The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the United States.

Japan is largely dependent on foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of the Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. Each Fund has elected and intends to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

INVESTMENT STRATEGIES SPECIFIC TO MATTHEWS KOREA FUND

Equity securities in which the Fund may invest include South Korean common stocks, preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stocks, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. At present, not all of these types of securities are available for investment in South Korea.

The Fund may invest up to 35% of its total assets in non-convertible debt securities provided that such securities are rated, at the time of investment, BBB or higher by S&P or Baa or higher by Moody's or rated of equivalent credit quality by an internationally recognized statistical rating organization or, if not rated, are of equivalent credit quality as determined by the Advisor. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Non-convertible debt securities in which the Fund may invest include U.S. dollar or Won-denominated debt securities issued by the South Korean government or South Korean companies and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Korean law does not currently permit foreign investors such as the Fund to acquire debt securities denominated in Won or equity securities of companies organized under the laws of Korea that are not listed on the Korea Stock Exchange ("KSE"). At the present time, however, foreign investors are permitted to invest in debt securities issued by Korean companies outside of Korea and denominated in currencies other than Won.

The Fund may invest up to 35% of its total assets in securities rated below investment grade (securities rated below Baa by Moody's or below BBB by S&P or, if unrated, are comparable in quality) commonly referred to as "junk bonds." Debt securities rated below investment grade may have speculative characteristics that result in a greater risk of loss of principal or interest. See "Risks Associated with Lower Rated Securities."

The Fund may invest its assets in a broad spectrum of securities of Korean industries which are believed to have attractive long-term growth potential.

The Fund may invest up to 10% of its total assets in equity or debt securities for which there is no ready market. The Fund may therefore not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies.

Because the Fund intends to invest primarily in equity securities of South Korean companies, an investor in the Fund should be aware of certain risks relating to South Korea, the Korean securities markets and international investments generally which are not typically associated with U.S. domestic investments. In addition, the Fund may be more volatile than a geographically diverse fund.

SECURITY VALUATION CONSIDERATIONS

The Korean government has historically imposed significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the KSE. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such premium, on the sale of such shares or that such premium will not be adversely affected by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Board of Trustees.

RISKS ASSOCIATED WITH INVESTING IN KOREAN SECURITIES

Investments by the Fund in the securities of Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in Korea, and by changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the Korean securities held by the Fund. Political instability and/or military conflict involving North Korea may adversely affect the value of the Fund's assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government. There may be less publicly available information about a Korean company than about a domestic company. Brokers in Korea may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress. Additionally, Korean accounting, auditing and financial reporting standards and requirements differ, in some cases, significantly, from those applicable to U.S. issuers. In particular the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in Korea.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets generally are more expensive than in the United States. Therefore, the operating expense ratio of the Fund can be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

RISKS ASSOCIATED WITH THE KOREAN SECURITIES MARKETS

In addition to the risks of investing in Korea discussed in the Funds' prospectus, investors should know that the Korean securities markets are smaller than the securities markets of the U.S. or Japan. Certain restrictions on foreign investment in the Korean securities markets may preclude investments in certain securities by the Fund and limit investment opportunities for the Fund.

Investing in securities of South Korean companies and of the government of the Republic of Korea involves certain considerations not typically associated with investing in securities of United States companies or the United States government. Among these are the risks of political, economic and social uncertainty and instability, including the potential for increasing militarization in North Korea. Relations between North and South Korea, while improving, remain tense and the possibility of military action still exists. In the event that military action were to take place, the value of the Fund's Korean assets are likely to be adversely affected. The Fund may also be affected by foreign currency fluctuations or exchange controls, differences in accounting procedures and other risks. The Fund is also subject to typical stock and bond market risk. In addition, limitations of foreign ownership currently exist which may impact the price of a Korean security paid by the Fund.

In the latter part of 1997, Korea experienced a national financial crisis requiring intervention by the International Monetary Fund ("IMF") and a large infusion of foreign capital. The financial crisis has led to a recessionary environment, which is continuing with serious consequences for unemployment and domestic business activity. The government has initiated, in conjunction with the IMF, wide-ranging reform activities. The full impact on corporate Korea cannot be predicted but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected.

INVESTMENT POLICIES AND RISKS SPECIFIC TO MATTHEWS PACIFIC TIGER FUND

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants, and securities convertible into common stocks, such as convertible bonds and debentures.

The Fund may invest up to 35% of its total assets in equity and other securities of issuers located outside of the Pacific Tiger economies, including, without limitation, the United States, and in non-convertible bonds and other debt securities issued by foreign issuers and foreign government entities.

The Fund may invest up to 10% of its total assets in securities rated below investment grade (securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if unrated, are comparable in quality). Debt securities rated below investment grade, commonly referred to as junk bonds, have speculative characteristics that result in a greater risk of loss of principal and interest.

The Fund may invest up to 25% of its total assets in the convertible securities of companies of the Pacific Tiger economies. Convertible securities are fixed-income securities such as corporate bonds, notes and preferred stocks that can be exchanged for stock and other securities (such as warrants) that also offer equity participation. Convertible securities are hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond, a convertible security pays a pre-determined interest rate, but may be converted into common stock at a specific price or conversion rate. The investor has the right to initiate conversion into a specified quantity of the underlying stock at a stated price, within a stipulated period of time. Convertible securities are generally senior to common stock and junior to non-convertible debt. In addition to the convertible securities denominated in the currency of the issuer, the Fund may also invest in convertible securities which are denominated in another currency (i.e., U.S. dollars).

The Advisor may invest where the Advisor believes the potential for capital growth exists and in companies which have demonstrated the ability to anticipate and adapt to changing markets. The Fund may invest in the securities of all types of issuers, large or small, whose earnings are believed by the Advisor to be in a relatively strong growth trend or whose assets are substantially undervalued.

Under normal circumstances, the Advisor expects that the portfolio of the Fund will be comprised of forty to eighty individual stocks in various countries in the Pacific Tiger economies. When purchasing portfolio securities for the Fund, the Advisor's philosophy is a buy and hold strategy versus buying for short-term trading.

RISKS RELATED TO LOWER RATED DEBT SECURITIES

Debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") (commonly referred to as "junk bonds") are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which the Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly traded foreign market.

To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly traded, that security's fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund's valuation of the security and the price it could obtain upon its disposition could differ. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by the Funds, especially in a thinly traded market.

The credit ratings of S&P and Moody's are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. These ratings are provided as an Appendix to this SAI. Also, credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Advisor may perform its own analysis of issuers in selecting investments for the Funds. The Advisor's analysis of issuers may include, among other things, historic and current financial condition and current and anticipated cash flows.

NON PRINCIPAL INVESTMENT STRATEGIES

The following strategies and specific type of investments are not the principal investment strategies of the Funds, but are reserved by the Advisor for its use in the event that the Advisor deems it appropriate to do so to achieve the Funds' fundamental goals.

1.   Loans of Portfolio Securities

The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities provided:

(1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Funds may call the loan at any time and receive the securities loaned; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of such Fund.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Advisor, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis. Lending portfolio securities by Matthews Korea Fund is not currently permitted under Korean laws and regulations. In the event that these laws change, the Fund will take advantage of this strategy as it deems appropriate.

2.   Repurchase Agreements

The Funds may purchase repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Trust's Board of Trustees. The repurchase price under the repurchase agreements equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the Investment Company Act of 1940, as amended (the "1940 Act").

Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable. Matthews Korea Fund is not currently permitted to engage in repurchase transactions in Korea under Korean laws and regulations.

The financial institutions with whom the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Advisor. The Advisor will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.

3.   Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by the Funds pursuant to the Funds' agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account of cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities the Funds are obligated to repurchase such securities.

4.   Securities of Other Investment Companies

The Funds may invest in the securities of other investment companies and currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any the individual Funds' total assets will be invested in the securities of any one investment company; (ii) not more than 10% of their total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund.

As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

5.   Illiquid Securities

Illiquid Securities are securities that can not be disposed of at the market price within seven days of wanting to do so. The Board of Trustees has delegated the function of making day to day determinations of whether a security is liquid or not to the Advisor, pursuant to guidelines established by the Board of Trustees and subject to it quarterly review. The Advisor will monitor the liquidity of securities held by each Fund and report periodically on such decisions to the Board of Trustees.

6.   Rule 144A Securities (Restricted Securities)

Securities which are not registered with the SEC pursuant to Rule 144A of the Securities Act of 1933, as amended, are only traded among institutional investors. These securities are sometimes called "Restricted Securities" because they are restricted from being sold to the general public because they are not registered with the SEC.

Some of these securities are also illiquid because they can not be sold at its market price within 7 days of wanting to do so. The Funds will limit their investments in securities of issuers which are restricted from selling to the public without registration under the 1933 Act. This 15% does not include any restricted securities that have been determined to be liquid by the Funds' Board of Trustees.

7.   Convertible Securities

Each Fund may purchase convertible securities. While Common stock occupies the most junior position in a company's capital structure convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8.   Forward Commitments, When-Issued Securities and Delayed-Delivery
     Transactions

The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds' average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When the Funds purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Funds' custodian will maintain in a segregated account: cash, U.S. Government securities or other high grade liquid debt obligations having a value (determined daily) at least equal to the amount of the Funds' purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Funds will maintain sufficient assets at all times to cover their obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the Advisor deems it appropriate to do so.

9.   Fixed-Income Securities (Bonds etc.)

All fixed-income securities are subject to two types of risks: credit risk (will the borrower be able to pay back the money) and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.

10.  Short-Selling

The Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the price of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.

A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The amount of any loss will be increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund's net assets. The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale.

This segregated account will be marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

11.  Interest Rate Futures Contracts

The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Funds will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the respective Fund's total assets will be committed to margin. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect (the Advisor guessed wrong about how interest rates would change); (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

12.  Futures Transactions

The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.

At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

The Funds may engage in futures transactions on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

The Funds may enter into such futures transactions to protect itself against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, the Funds may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Funds' position in a futures contract or option thereon, the Funds will create a segregated account of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

Each Fund may enter into futures contracts provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, each Fund may enter into futures transactions for hedging purposes without regard to the percentage of assets committed to initial margin and for other than hedging purposes provided that assets committed to initial margin do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts.

RISK FACTORS OF FUTURES TRANSACTIONS

The primary risks associated with the use of futures contracts and options (commonly referred to as "derivatives") are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors.

13.  Foreign Currency Hedging Strategies

SPECIAL CONSIDERATIONS

The Funds may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the

Funds' securities are denominated. Such currency hedges can protect against price movements in a security the Funds own or intend to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.

In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

a. Forward Currency Contracts:
A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. The Funds also may use forward currency contracts for "cross-hedging." Under this strategy, the Funds would increase their exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or the Funds would shift their exposure to foreign currency fluctuations from one country to another.

The cost to each Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Funds will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Funds might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Funds would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

The Funds may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Funds to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency, or (2) the Funds maintain cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of their total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

14.  Options

The Funds may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices, or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

a. Writing Call Options:
The Funds may write covered call options from time to time on portions of its portfolios, without limit, as the Advisor determines is appropriate in pursuing a Funds' investment goals. The advantage to the Funds of writing covered calls is that each Fund receives a premium which is additional income. However, if the security rises in value, the respective Fund may not fully participate in the market appreciation.

The Funds will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets, such as cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.

For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets such as cash, U.S. Government securities and other high-grade debt obligations in a segregated account with its custodian.

The Funds' obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b. Writing Put Options
Each Fund may write put options. The Funds will write put options only if they are "secured" at all times by liquid assets of cash or U.S. Government securities maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

c. Purchasing Call Options
The Funds may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 10% of a Fund's total assets. When the Funds purchase a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.

The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.

d. Purchasing Put Options
Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put options on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The Funds may sell a put option which they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidate its respective position by selling an option of the same series as the option previously purchased.

FUND POLICIES

The Policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Except as otherwise set forth herein and in the Prospectuses each Fund may not:

1.  Issue senior securities or

2. Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund's total assets;

3. Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

4. Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund. This Policy does not apply to the Technology Fund;

5. Purchase or sell real estate real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.;

6. Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund's investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7.  Change its diversification status under the 1940 Act.

8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9.  Make investments in securities for the purpose of exercising control;

10. Purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer;

11. Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

TEMPORARY DEFENSIVE POSITION

The Advisor intends to be fully invested in the economies appropriate to each Fund's investment objectives as is practicable, in light of economic and market conditions and the Funds' cash needs. When, in the opinion of the Advisor, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. Government securities or money market instruments backed by U.S. Government securities. The Funds' investment objective may not be achieved at such times when a temporary defensive position is taken.

PORTFOLIO TURNOVER

The Advisor buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal market conditions the annual portfolio turnover rate for the Funds will not exceed 100%. Portfolio turnover rates may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e. over 100%) will generally result in higher transaction costs to the Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the Funds' most recent fiscal period are set forth in "FINANCIAL HIGHLIGHTS" table in the Prospectuses

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and executive officers of the Funds is set forth below. Note that the Trustees nor the officers of the Funds receive any pension or retirement benefits from the Funds.

---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Name & Address               Age  Aggregate    Total         Position(s)  Principal Occupation During Past Five
                                  Compensation Compensation  Held with    Years
                                  from         from Funds    Registrant
                                  Funds        and Fund
                                  for          Complex
                                  Fiscal       Paid to
                                  Year         Trustees
                                  Ended
                                  Aug. 31,
                                  1998
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Norman W.  Berryessa         71     $5,000      $5,000        Trustee     Independent Contractor, Emmett  Larkin
100 Bush Street                                                           Co., since 1983; President & CEO of
Suite 1000                                                                Gallegoes Institutional Investors,
San Francisco, CA 94109                                                   Inc.  From 1990 to 1994.
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Robert K.  Connolly          67     $5,000      $5,000        Trustee     Retired since 8/90. Prior thereto
P.O.  Box 941990                                                          Institutional Sales Manager and
Sonoma, CA 95476                                                          Securities Analyst for Barrington
                                                                          Research Associates.
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
John H.  Dracott*            71     $0           $0           Trustee     International mutual fund consultant
1795 Vistaza West                                                         Emeritus since 1991
P.O.  Box 162
Tiburon, CA 94920
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------

---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
David FitzWilliam-Lay*       69     $0           $0            Trustee    Director, USDC Investment Trust PLC &
26 Chalfont House,                                                        Berry Starquest PLC. Retired in 1993
19 Chesham Street                                                         after 3 yrs.  as Chairman of GT
London SWIX 8NG                                                           Management, PLC. United Kingdom
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Richard K. Lyons             39     $5,000       $5,000        Trustee    Professor, Haas School of Business
350 Barrows Hall                                                          University of California since 1995;
Berkeley, CA 94720                                                        Assistant Professor 1993-1995.
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
G. Paul Matthews*            44     $0           $0           President   Chief Investment Officer of Matthews
456 Montgomery Street                                                     International Capital Management LLC
Suite 1200                                                                since 1991.
San Francisco, CA 94104
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Mark W.  Headley*            41     $0           $0             Vice      President, Matthews International
456 Montgomery Street                                         President   Capital Management LLC since 1999;
Suite 1200                                                                Portfolio Manager and Managing Director
San Francisco, CA 94104                                                   1996-1999; Managing Director and Senior
                                                                          Analyst from 1995-1996. Director  of
                                                                          International Investments at
                                                                          Litman/Gregory & Co. from 1993 to 1995.
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Joseph M.O'Donnell*          45     $0           $0           Secretary   Chief Operating Officer & General
456 Montgomery Street                                                     Counsel, Matthews International Capital
Suite 1200                                                                Management, LLC since 8/99. From 1/98
San Francisco, CA 94104                                                   to 6/99, Vice President, Legal, SEI
                                                                          Investments Co. From 3/93 to 12/97,
                                                                          Vice President and General Counsel, FPS
                                                                          Services, Inc.
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------
Brian Stableford*            37     $0           $0           Treasurer   Vice President, Matthews International
456 Montgomery Street                                                     Capital Management,LLC since 1994 prior
Suite 1200                                                                thereto, Mitubishi Global Custody
San Francisco, CA 94104
---------------------------  ---  ----------   ------------  -----------  -----------------------------------------


*These Trustees and officers are considered "interested persons" of the Funds as defined under the 1940 Act. The Trust currently does not maintain any pension or retirement benefits plan for the benefit of the Trustees.

The Trustees of the Funds receive a retainer of $4,000 per year, plus $1,000 per meeting and expenses for each meeting of the Board of Trustees they attend. However, no officer or employee of the Advisor receives any compensation from the Funds for acting as a Trustee of the Funds. The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

SALES LOADS

The Trustees as well as any investor may purchase the "I" shares of any of the Funds at no load.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 1999 the Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust.

As of December 1, 1999 the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:

Account Holders Name, Address, Number and Percentage of Shares

Matthews Pacific Tiger Fund - Class I:

Charles Schwab & Co., Inc. 4,588,394.669, 46.56% FBO Special Custody Acct for Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104

National Financial Services Corp. 1,268,014.816, 12.87% FBO Exclusive Benefit of our Customers C/O Sal Vella ATTN: Mutual Funds 200 Liberty St., 5th FL New York, NY 10281-1003

National Investor Services Corp. 1,059,859.582, 10.75% For Exclusive Benefit of Our Customers 55 Water Street FL 32 New York, NY 10041-3299

Hasso Plattner 594,768.201, 6.04% c/o SAP AG Neurottstrasse 16 Walldorf, Germany D96190

Matthews Pacific Tiger Fund - Class A:

National Financial Services Corp. 22,833.014, 15.90% FBO Exclusive Benefit of our Customers C/O Sal Vella Attn: Mutual Funds 200 Liberty Street, 5th floor New York, NY 10281

Fiserv Securities, Inc. 18,046.446, 12.57% Attn: Mutual Funds Dept., One Commerce Square 2005 Market Street, STE. 1200 Philadelphia, PA 19103

Donaldson Lufkin Jenrette 8,139.401, 5.67% P.O. Box 2052 Jersey City, NJ 07304-9998

Matthews Asian Growth and Income Fund:

Charles Schwab & Co., Inc. 591,118.891 51.69% FBO Special Custody Acct for Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104

National Investor Services Corp. 148,183.976, 12.96% For Exclusive Benefit of Our Customers 55 Water Street FL 32 New York, NY 10041-3299

National Financial Services Corp. 1,335,240.761, 11.83% FBO Exclusive Benefit of our Customers C/O Sal Vella Attn: Mutual Funds 200 Liberty Street, 5th floor New York, NY 10281

Matthews Korea Fund - Class I:

Charles Schwab & Co., Inc. 7,671,674.234 28.49% FBO Special Custody Acct for Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104

Goodness Limited 5,806,759.396, 21.56% PO Box N-7776 Nassau Bahamas

National Financial Services Corp. 4,594,432.331, 17.06% FBO Exclusive Benefit of our Customers C/O Sal Vella ATTN: Mutual Funds 200 Liberty Street, 5th floor New York, NY 10281

National Investor Services Corp. 2,923,668.983, 10.86% For Exclusive Benefit of Our Customers 55 Water Street FL 32 New York, NY 10041-3299

Matthews Korea Fund - Class A:

RDV Capital Management, LP 1,369,300.780, 67.30% 126 Ottawa Ave. NW, Ste. 500 Grand Rapids, MI 49503-2829

Matthews Dragon Century China Fund-Class I

Charles Schwab & Co., Inc. 440,756.107, 46.99% FBO Special Custody Acct for Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104

National Investor Services Corp. 165,529.733, 17.65% For Exclusive Benefit of Our Customers 55 Water Street FL 32 New York, NY 10041-3299

National Financial Services Corp. 89,281.380, 9.52% FBO Exclusive Benefit of our Customers C/O Sal Vella ATTN: Mutual Funds 200 Liberty Street, 5th floor New York, NY 10281

Matthews Japan Fund

Charles Schwab & Co., Inc. 790,830.749, 67.80% FBO Special Custody Acct for Exclusive Benefit of Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104

National Financial Services Corp. 485,334.734, 7.32% FBO Exclusive Benefit of our Customers C/O Sal Vella ATTN: Mutual Funds 200 Liberty Street, 5th floor New York, NY 10281

INVESTMENT ADVISORY AND OTHER SERVICES

     Investment Advisors

Currently the Trust employs only one investment advisor, Matthews International Capital Management LLC. The Advisor performs its duties and is paid pursuant to a contract. Some of the terms of this contract are set by the 1940 Act such as that it is reviewed each year by the Board of Trustees and that the Board may cancel it without penalty on 60 days notice.

The advisory services provided by the Advisor and the fees received by it for such services are described in each Prospectus. As stated in each Prospectus, the Advisor may from time to time voluntarily waive its advisory fees with respect to any Fund.

Under the Advisory Contract, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The terms of the Advisory Contract provide that it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Trustees of the respective Fund. The Advisory Contract may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Trust. The Advisory Contract terminates automatically in the event of an assignment.

Under its respective Advisory Contract, each Fund pays the following expenses:

1. the fees and expenses of the Trust's disinterested Trustees;

2. the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor;

3. interest expenses;

4. taxes and governmental fees;

5. brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;

6. the expenses of registering and qualifying shares for sale with the Securities and Exchange Commission (" SEC") and with various state securities commissions;

7. accounting and legal costs;

8. insurance premiums;

9. fees and expenses of the Trust's custodian, administrator and transfer agent and any related services;

10. expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares;

11. expenses of maintaining the Trust's legal existence and of shareholders' meetings;

12. expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and

13. fees and expenses of membership in industry organizations.

The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) and expenses shares by the Funds will be allocated among the Funds on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses which relate exclusively to a particular Fund or Class, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund or Class.

During the fiscal years ended August 31, 1997, 1998 and 1999, the aggregate advisory fees earned by the Advisor, before voluntary waivers, totaled $506,535, $1,155,889 and $2,401,451, respectively.

-------------------- ------------ ------------ -------------
Matthews Fund        Gross        Gross        Gross
                     Advisory     Advisory     Advisory Fees
                     Fees         Fees         Earned During
                     Earned       Earned       FYE 08-31,
                     During FYE   During FYE   1999
                     08-31, 1997  08-31, 1998
-------------------- ------------ ------------ -------------
Asian Technology     N/A          N/A          N/A
-------------------- ------------ ------------ -------------
Dragon Century China N/A          $15,893      $30,128
-------------------- ------------ ------------ -------------
Growth and Income    $44,164      $48,161      $65,119
-------------------- ------------ ------------ -------------
Japan                N/A          N/A          $41,869
-------------------- ------------ ------------ -------------
Korea                $104,316     $640,716     $1,597,951
-------------------- ------------ ------------ -------------
Pacific Tiger        $358,055     $451,119     $666,384
-------------------- ------------ ------------ -------------

PRINCIPAL UNDERWRITER

Provident Distributors, Inc. ("Provident"), Four Falls Corporate Center, West Conshohocken, MA 19428, acts as an underwriter of the Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assists in the continuous offering of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Trust's Trustees.

In this regard, Provident has agreed at its own expense to qualify as a broker-dealer under all applicable Federal or state laws in those states which the Trust shall from time to time identify to Provident as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

Provident is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Pursuant to its Underwriter Compensation Agreement with the Trust, Provident is paid for certain registration and transaction fees.

SERVICE AGREEMENTS

PFPC Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, provides certain administrative services to the Trust pursuant to an Investment Company Services Agreement (the "Investment Company Services Agreement"). The Funds pay the Administrator a fee at the annual rate of:

0.10% of the first $250 million of average net assets of each Fund; 0.075% of the next $250 million of such average net assets;
0.05% of the next $250 million of such average net assets and 0.03% on average net assets in excess of $750 million.

Such fee shall not be less than $100,000 per year for each Fund (except for Matthews Japan Fund, which is subject to a minimum fee of $55,000), subject to certain reductions provided for in the Investment Company Services Agreement.

Under the Investment Company Services Agreement, PFPC: (1) coordinates with the custodian and transfer agent and monitors the services they provide to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all Federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and arranges for the filing of such registration statements and other documents with the SEC and other Federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

During the fiscal years ended August 31, 1997, 1998 and 1999, the aggregate fees paid to the Administrator by the Funds totaled $89,779, $127,419 and $241,818, respectively and is broken down as follows:

----------------  -------------- -------------- ------------
Matthews Fund     Admin. Fees    Admin. Fees    Admin. Fees
                  Paid During    Paid During    Paid During
                  FYE 08-31,     FYE 08-31,     FYE 08-31,
                  1997           1998           1999
----------------  -------------- -------------- ------------
Asian             N/A            N/A            N/A
Technology
----------------  -------------- -------------- ------------
Dragon Century    N/A            $22,432        0
China
----------------  -------------- -------------- ------------
Growth and Income $28,801        $30,649        $  3,677
----------------  -------------- -------------- ------------
Japan             N/A            N/A            $ 15,359
----------------  -------------- -------------- ------------
Korea             $30,046        $39,772        $161,205
----------------  -------------- -------------- ------------
Pacific Tiger     $30,932        $34,566        $ 61,577
----------------  -------------- -------------- ------------

DEALER REALLOWANCES

The "A" shares charges a 4.95% sales load on all purchases. Of that 4.5% is paid to the broker which made the sale and the remainder is retained by the Underwriter.

RULE 12b-1 PLAN (DISTRIBUTION PLAN)

The Board of Trustees of the Trust has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Class A shares of each Fund (except Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund and Matthews Japan Fund) to pay certain expenses associated with the distribution of its shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets. The Underwriter will use the amounts received under the Plan for the promotion and distribution of the Class A shares of each Fund, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, and other distribution related expenses, as well as any distribution fees paid to securities dealers or others who have executed a selling agreement with the Trust on behalf of Class A shares of the Funds or the Distributor. To the Trust's knowledge, no interested person of the Trust, nor any of its Trustees who are not "interested persons", has a direct or indirect financial interest in the operation of the Plan. The Trust anticipates that each Fund will benefit from additional shareholders and assets as a result of implementation of the Plan.

For the fiscal year ended August 31, 1999, the Matthews Pacific Tiger Fund and the Matthews Korea Fund made distribution payments to the Underwriter pursuant to the Plan in the approximate total amount of $23,952. Such payments made by the Matthews Pacific Tiger Fund consisted of payments of approximately: $448 for printing, postage and stationary, and $591 for compensation to brokers. Such payments made by the Matthews Korea Fund consisted of payments of approximately:
$11,805 for printing, postage and stationary, and $5,469 for compensation to brokers. The Matthews Dragon Century China Fund made no distribution payments to the Underwriter for the period ended August 31, 1999.

OTHER SERVICE PROVIDERS

     Custodian

Custodian The Bank of New York, 90 Washington Street, New York, New York 10286 is the custodian of the Trust's assets pursuant to a custodian agreement. Under the custodian agreement, The Bank of New York (i) maintains a separate account or accounts in the name of each Fund (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Board of Trustees concerning each Fund's operations.

     Counsel to the Trust

Paul, Hastings, Janofsky and Walker LLP, 345 California Street, San Francisco, CA 94104-2635 is a law firm which serves as counsel to the Trust.

     Independent Auditors

Tait, Weller and Baker, 8 Penn Center, Philadelphia, Pennsylvania 19103 were selected as the independent auditors for the Trust by the Board of Trustees on July 16, 1999 and provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by Tait, Weller and Baker.

Ernst & Young LLP, 555 California Street, Suite 1700, San Francisco, CA 94101 served as the independent auditors for the Trust from its inception through June 30, 1999.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed-income securities and many equity securities in which the Funds invest are traded in over-the-counter markets. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon.

The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.

In selecting and monitoring broker-dealers and negotiating commissions, the Advisor may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, offering to the Advisor on-line access to computerized data regarding the Funds' accounts, and other matters involved in the receipt of brokerage services generally.

The Advisor may also purchase from a broker or allow a broker to pay for certain research services, economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data and on-line pricing and news service and periodical subscription fees.

The Advisor may pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these research services. In such a case, however, the Advisor will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or the Advisor's overall responsibilities to the portfolios over which Advisor exercises investment authority. Research services furnished by brokers through whom the Advisor intends to effect securities transactions may be used in servicing all of the Advisor's accounts; not all of such services may be used by the Advisor in connection with accounts which paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, the Advisor will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Advisor will attempt to equitably allocate portfolio transactions among the Funds and other accounts whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

For the fiscal years ended August 31, 1997, 1998 and 1999, the aggregate brokerage commissions paid by the Trust on behalf of the Funds amounted to $576,519, $1,295,324 and $1,579,983 respectively. The total brokerage commissions attributable to each Fund are set forth below.

--------------- -------------- -------------- ---------------
Matthews Fund   Brokerage      Brokerage      Brokerage
                Commissions    Commissions    Commissions
                Paid During    Paid During    Paid During
                FYE 08-31,     FYE 08-31,     FYE 08-31,
                1997           1998           1999
--------------- -------------- -------------- ---------------
Asian           N/A            N/A            N/A
Technology
--------------- -------------- -------------- ---------------
Dragon          N/A            $ 16,307       $ 20,865
Century China
--------------- -------------- -------------- ---------------
Growth and      $  5,838       $  2,956       $ 17,991
Income
--------------- -------------- -------------- ---------------
Japan           N/A            N/A            $ 37,953
--------------- -------------- -------------- ---------------
Korea           $196,599       $906,617       $711,735
--------------- -------------- -------------- ---------------
Pacific Tiger   $274,082       $369,443       $791,439
--------------- -------------- -------------- ---------------

There are no brokers which the Advisor uses which are affiliated with the Trust or the Advisor. Daewoo Securities formerly rendered advisory services to Korea Fund, but no longer does so.

The percentage of Total Brokerage Commissions paid to Daewoo Securities and the percentage of Total Transactions involving Commissions paid to Daewoo Securities for the fiscal year ended August 31, 1998 was 14.79% and 14.53%, respectively. The percentage of Total Brokerage Commissions paid to Daeyu Securities Co. and the percentage of Total Transactions involving Commission paid to Daeyu for the fiscal year ended August 31, 1998 was 2.35% and 2.29%, respectively.

SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of each Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

Currently, Matthews Pacific Tiger Fund and Matthews Korea Fund offer two classes of shares: Class I and Class A. The classes offered have different sales charges and other expenses which may affect performance.

The validity of shares of beneficial interest offered by this registration statement has been passed on by Paul, Hastings, Janofsky and

Walker LLP, 345 California Street, San Francisco, CA 94104-2635.

All accounts will be maintained in book entry form and no share certificates will be issued.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     Purchase of Shares

The shares are offered to the public through the Underwriter or through investment professionals.

     Determination of Net Asset Value

Generally, the net asset value of a Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The Funds do not determine net asset value on days that the NYSE is closed and at other times described in the respective Prospectus. The NYSE is closed on the day which the following holidays are observed: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Trading in securities on Asian and Pacific Basin securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets and in various foreign markets on days which are not business days the NYSE is open and therefore the Fund's respective net asset values are not calculated.

The calculation of the Funds' net asset values may not take place contemporaneously with the determination of the prices of portfolio securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Funds' calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Funds' shares into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets.

Portfolio securities for Matthews Korea Fund and Matthews Japan Fund which are traded on the Korean exchange and Japanese exchanges, respectively, are valued at the most recent sale price reported on the exchange. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. All other securities are valued at fair value as determined in good faith by the Board of Trustees including certain investments in Korean equity securities and Japanese equity securities that have met the limit for aggregate foreign ownership and for which premiums to the local stock exchange prices are offered by prospective foreign investors.

Generally portfolio securities subject to a "foreign share" premium are valued at the local share prices (i.e., without including any foreign share premium) because of the uncertainty of realizing the premium and the recent trend toward the reduction or disappearance of such foreign premiums.

     Offering Price

Class A Shares of the Trust are offered at the "public offering price." The public offering price is the sum of any applicable sales charge plus the current net asset value per share next determined after receipt of a purchase order in proper form by the transfer agent. The sales charge is a variable percentage of the offering price, depending upon the amount of the sale. No sales charge will be assessed on the reinvestment of distribution. Shares may also be bought and sold through any securities dealer having a dealer agreement with PROVIDENT, the Fund's principal underwriter. The following table shows the regular sales charge on Class A Shares of the Trust together with the re-allowance paid to dealers and the agency commission paid to brokers, collectively the "commission":

--------------- -------------- -------------- ----------------
Class A         Sales Charge   Sales Charge   Reallowance of
shares          as             as             Brokerage as
purchased       Percentage     Percentage     Percentage of
                of Offering    of Net         Offering Price
                Price          Amount
                               Invested
--------------- -------------- -------------- ----------------
Less than       4.95%          5.21%          4.50%
$50,000
--------------- -------------- -------------- ----------------
$50,000 or      4.25%          4.44%          3.85%
more but less
than $100,000
--------------- -------------- -------------- ----------------
$100,000 or     3.25%          3.36%          2.90%
more but less
than $250,000
--------------- -------------- -------------- ----------------
$250,000 or     2.50%          2.36%          2.15%
more but less
than $500,000
--------------- -------------- -------------- ----------------
$500,000 or     2.00%          2.04%          1.80%
more but less
than
$1,000,000
--------------- -------------- -------------- ----------------
$1,000,000      0.00%          0.00%          0.00%
and over
--------------- -------------- -------------- ----------------

The commissions shown in the table apply to sales through financial institutions and intermediaries. Under certain circumstances, the Underwriter or a sub-distributor may use its own funds to compensate financial institutions and intermediaries in amounts that are in addition to the commissions shown above. The Underwriter or a sub-distributor may, from time to time and at its own expense, provide promotional incentive, in the form of cash or other compensation, to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States. Under certain circumstances, commissions up to the amount on the entire sales charge may be reallowed to certain financial institutions and intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

     Reduced Sales Charges

The sales charge for purchases of Class A Shares of the Fund may be reduced through Rights of Accumulation or a Letter of Intent. To qualify for a reduced sales charge, an investor must so notify his or her distributor at the time of each purchase of shares which qualifies for the reduction.

     Rights of Accumulation

A shareholder may qualify for a reduced sales charge by aggregating the net asset values of shares requiring the payment of an initial sales charge, previously purchased and currently owned, with the dollar amount of shares to be purchased.

     Letter of Intent

An investor of Class A Shares may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of the Letter of Intent, the transfer agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, a shareholder's escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the shareholder would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. It is the shareholder's responsibility to notify the transfer agent at the time the Letter of Intent is submitted that there are prior purchases that may apply. The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Fund for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 and 457 of the Internal Revenue Code of 1986, as amended, including related plans of the same employer.

REDEMPTION IN KIND

At the organizational meeting of the Trust, the Trustees directed that the Trust elect to pay redemptions in cash as consistent with Rule 18f-1 of the 1940 Act. The Trustees further directed that Form N-18F-1 be filed with the SEC on the Trust's behalf committing the Trust to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1 percent of the net asset value of such company at the beginning of such period. This means that the Trust could, if the redemption is larger that $250,000 or 1% of the net asset value of the Trust, pay a redemption with the securities held in the Trust's portfolios. It this occurred, the shareholder receiving these portfolio securities would incur transactions charges if they were to convert the securities into cash.

TAXATION OF THE TRUST

     In General

Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent the Funds qualify for treatment as a regulated investment company, they will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

An excise tax will be imposed on the excess, if any, of the Funds' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

Shareholders will be subject to Federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Fund. Dividends paid by the Funds may qualify in part for the dividends received deduction for corporations.

The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of its dividends which qualify for the corporate deduction.

TAXES REGARDING OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by them is included in the Funds' accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts utilized by the Fund are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

UNIQUE FOREIGN TAX ISSUES

Foreign governments may withhold taxes from dividends or interest paid with respect to foreign securities typically at a rate between 10% and 35%. Tax conversions between certain countries and the United States may reduce or eliminate such taxes. The Funds intend to elect to pass-through foreign taxes paid in order for a shareholder to take a credit or deduction if, at the close of its fiscal year, more than 50% of a Fund's total assets are invested in securities of foreign issuers.

Under the United States-Korea income tax treaty, as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 10.125% on dividends and 12.9% on interest paid to Matthews Korea Fund by Korean issuers. Under United States-Korea income tax treaty, there is no Korean withholding tax on realized capital gains.

The above discussion and the related discussion in the Prospectuses are not intended to be complete discussions of all applicable Federal tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

UNDERWRITERS

Other than PROVIDENT, which serves as a nominal statutory underwriter, the Trust has not engaged an underwriter which actively distributes its shares.

CALCULATION OF PERFORMANCE DATA

     In General

From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

In addition, the yield and total return of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

         Average Total Return Quotation

The Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.

This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P(1+T)n = ERV

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

P = hypothetical initial payment of $1,000. n = period covered by the computation, expressed in terms of years. T = average annual total return.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified period that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [ ERV - 1 ] P ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period. P = hypothetical initial payment of $1,000.

The average annual total returns for the Funds which quote such performance were as follows for the periods shown:

------------------- -------- -------------- ------------
Series              Class    *Inception     9/1/98
                             through        through
                             8/31/98        8/31/99
------------------- -------- -------------- ------------
Asian Technology    I        N/A            N/A
------------------- -------- -------------- ------------
Asian Growth and    I        ( 4.71%)       N/A
Income
------------------- -------- -------------- ------------
Dragon Century      I        (79.19%)       N/A
China
------------------- -------- -------------- ------------
Japan               I        N/A            N/A
------------------- -------- -------------- ------------


------------ ------------- ---------------- ------------
Series       Class         *Inception       9/1/98
                           through 8/31/98  through
                                            8/31/99
------------ ------------- ---------------- ------------
Korea        I             (34.63%)         N/A
------------ ------------- ---------------- ------------
Korea        A             (35.25%          (68.74%)
             No Load
------------ ------------- ---------------- ------------
Korea        A             (36.14%)         (70.58%)
             Load
------------ ------------- ---------------- ------------

------------ ------------- ---------------- ------------
Pacific      I             (19.87%)         N/A
Tiger
------------ ------------- ---------------- ------------
Pacific      A             (19.87%)         (66.03%)
Tiger        No Load
------------ ------------- ---------------- ------------
Pacific      A             (20.89%)         (67.91%)
Tiger        Load
------------ ------------- ---------------- ------------

*Asian Growth and Income Funds commenced operations on September 12, 1994; Asia Technology commenced operations of December 20, 1999. Dragon Century China commenced operations on February 19, 1998; Japan commenced operations on December 31, 1998; and Korea commenced operations on January 3, 1995; Pacific Tiger and Growth and Income Funds commenced operations on September 13, 1994;

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Yield Quotation

Yield, in its simplest form, is the ratio of income per share derived from the Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. The yield of a Fund is calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result. The Funds' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

YIELD = 2 [(a - b + 1)6 - 1 ]  cd

Where:

a=dividends and interest earned during the period. b= expenses accrued for the period (net of reimbursements). c= the average daily number of shares outstanding during the period that were entitled to receive dividends. d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

     Performance and Advertisements

The Funds' performance may from time to time be compared, in marketing and other fund literature, to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Funds' performance may also be compared to the average performance of their Lipper category.

The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar") which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance.

Matthews Asian Growth and Income Fund, and Pacific Tiger Fund may compare their performance to a wide variety of indices including the Morgan Stanley All Country Far East ex-Japan Index and the Morgan Stanley All Country Far East Free ex-Japan Index. The Index is expressed in US Dollars to provide a benchmark for US Dollar-denominated investors.

The Matthews Dragon Century China Fund may compare its performance to a wide variety of indices including the Credit Lyonnais China World Index, a market capitalization weighted index of Chinese equities which are listed on the Hong Kong, Shanghai, and Shenzen stock exchanges.

The Matthews Japan Fund may compare its performance to a wide variety of indices including the Tokyo Stock Price Index (TOPIX), a market capitalization weighted index of over 1100 stocks traded in the Japanese market.

The Matthews Korea Fund may compare its performance to a wide variety of indices including the South Korea Stock Market Price Index, a market capitalization weighted index of all common stocks traded in the South Korean Market.

In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to those of the Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures.

Because the Funds' investments primarily are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Funds' investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Funds invest. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms.

OTHER INFORMATION

Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part. Each such statement is qualified in all respects by such reference.

Reports to Shareholders Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants. Inquiries regarding the Funds may be directed to the Advisor at (800) 789-2742.

FINANCIAL STATEMENTS

The financial statements for the Funds, including the notes thereto as of August 31, 1999 are incorporated by reference from the Funds' 1999 Annual Report to Shareholders and the Funds' 1999 Semi-Annual Report to Shareholders as filed with the S.E.C. on form N-30D.

APPENDIX

     Bond Ratings

Moody's Investors Service, Inc. ("Moody's") describes classifications of corporate bonds as follows:

AaaBonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BaaBonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CaaBonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation ("S&P") describes classification of corporate and municipal debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

MATTHEWS INTERNATIONAL FUNDS
----------------------------

Form N-1A
Part C - Other Information

Item 23. Exhibits
-------- --------


(a) Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.

(b) By-Laws are incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.

(c) Not Applicable.

(d)(1) Investment Advisory Agreement for Matthews Pacific Tiger Fund with Matthews International Capital Management, effective September 12, 1994, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.

(d)(2) Investment Advisory Agreement for Matthews Asian Growth and Income Fund (formerly Matthews Asian Convertible Securities Fund) with Matthews International Capital Management, effective September 12, 1994, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.

(d)(3) Investment Advisory Agreement for Matthews Korea Fund with Matthews International Capital Management, effective December 13, 1994, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.

(d)(4) Investment Advisory Agreement for Matthews Dragon Century China Fund with Matthews International Capital Management, effective December 22, 1997 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(d)(5) Form of Investment Advisory Agreement for Matthews Japan Fund with Matthews International Capital Management, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
9 on October 16, 1998.

(d)(6) Research and Advisory Agreement between Matthews International Capital Management, Inc. and Daewoo Capital Management Co., Ltd., effective December 13, 1994, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.


(d)(7) [Form of] Investment Advisory Agreement between Matthews International Funds, on behalf of Matthews Asian Technology Fund and Matthews International Capital Management, LLC [to be] filed herewith [by subsequent amendment].


(e)(1) Form of Underwriting Agreement for Matthews International Funds with First Data Distributors, Inc., effective January 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 9 on October 16, 1998.


(e)(1)(i) Amendment No. 1 to Underwriting Agreement for Matthews International Funds with First Data Distributors, Inc., adding new series and


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

--------------------------------------------------------------------------------
                                Page 1 of 9 pages
classes for Matthews Asian Technology Fund effective October 15, 1999,is filed herewith.

(e)(1)(ii) Underwriting Agreement for Matthews International Funds with Provident Distributors, Inc., effective December 1, 1999, is filed herewith.


(f) Not Applicable.

(g)(1) Custody Agreement with The Bank of New York, effective June 1, 1995 is incorporated herein by reference to and was electronically filed with Post-Effective Amendment No. 4 on December 29, 1995.

[(h)(1) Transfer Agent Services Agreement for Matthews International Funds with FPS Services, Inc., effective August 12, 1994, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.]

[(h)(2) Amended Transfer Agent Services Agreement adding Matthews Korea Fund, effective December 13, 1994, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 27, 1996.]


(h)(1[3]) Investment Company Services Agreement for Matthews International
Funds with FPS Services, Inc., effective October 1, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1[4])(i) Amendment to Investment Company Services Agreement adding new series and new classes for Matthews Pacific Tiger Fund and Matthews Korea Fund, effective November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1[5])(ii) Form of Amendment to Investment Company Services Agreement adding Matthews Japan Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 9 on October 16, 1998.

(h)(1)(iii) Amendment No. 3 to Investment Company Services Agreement adding Matthews Asian Technology Fund, effective October 15, 1999, is filed herewith.

(h)(1)(iv) Amendment to Investment Company Services Agreement for the addition of sales support services, effective December 1, 1999, is filed herewith.

(h)(2) Shareholder Services Agreement between Matthews International Funds and Matthews International Capital Management, LLC, is filed herewith.


(i) Not Applicable.


(j) [Not Applicable]. Consent of Independent Auditors-Ernst & Young

[(j)(i) Consent of Independent Auditors-Tait, Weller and Baker]


(k) Not Applicable.

(l) Not Applicable.


(m) 12b-1 Plan [to be] filed herewith  [by subsequent amendment].


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

--------------------------------------------------------------------------------
                               Page 2 of 9 pages.

(n) Not Applicable.


(o)(i) 18f-3 Plan [to be] filed herewith [by subsequent amendment].

(o)(ii) Amendment to 18f-3 Plan effective April 18, 1997 filed herewith.


(p)(1) Power of Attorney is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 9 on October 16, 1998.

Item 24. Persons Controlled by or under Common Control with the Registrant Not Applicable.

Item 25. Indemnification

Section 10.2 of the Registrant's Trust Instrument provides as follows:

10.2 INDEMNIFICATION. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

--------------------------------------------------------------------------------
                               Page 3 of 9 pages.

public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant's Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3 SHAREHOLDERS. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

In addition, Registrant currently has a trustees' and officers' liability policy covering certain types of errors and omissions.

Item 26. Business and Other Connections of Advisor and Korean Advisor:

Matthews International Capital Management, LLC provides investment advisory services to individual and institutional investors, and as of October 1, 1999 had approximately $115 million in assets under management.

For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment advisor has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-39520) filed by it under the Investment Advisers Act of 1940.

Daewoo International Capital Management, Ltd. (the "Research Advisor") was organized in February 1988 under the laws of the Republic of Korea. The Research Advisor is wholly owned by Daewoo Securities Co., Ltd., Daewoo Securities Building, 34-3 Yoido-dong, Yungdungpo-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in capital and revenues in 1992. Daewoo Securities Co., Ltd. is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Corporation and certain affiliates of Daewoo Corporation own approximately 12% of Daewoo Securities Co., Ltd. For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's Research Advisor has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-32282) filed by it under the Investment Advisers Act of 1940.

ITEM 27. PRINCIPAL UNDERWRITERS


       (a) Provident Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of 12/1/99:

                  International Dollar Reserve Fund I, Ltd.
                  Provident Institutional Funds Trust
                  Pacific Innovations Trust
                  Columbia Common Stock Fund, Inc.
                  Columbia Growth Fund, Inc.
                  Columbia International Stock Fund, Inc.


--------------------------------------------------------------------------------
                               Page 4 of 9 pages.

                  Columbia Special Fund, Inc.
                  Columbia Small Cap Fund, Inc.
                  Columbia Real Estate Equity Fund, Inc.
                  Columbia Balanced Fund, Inc.
                  Columbia Daily Income Company
                  Columbia U.S. Government Securities Fund, Inc. Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.
                  Columbia High Yield Fund, Inc.
                  Columbia National Municipal Bond Fund, Inc.
                  GAMNA Series Funds, Inc.
                  WT Investment Trust
                  Kalmar Pooled Investment Trust
                  The RBB Fund, Inc.
                  Robertson Stephens Investment Trust
                  HT Insight Funds, Inc.
                  Harris Insight Funds Trust
                  Hilliard-Lyons Government Fund, Inc
                  Hilliard-Lyons Growth Fund, Inc.
                  Hilliard-Lyons Research Trust
                  Senbanc Fund
                  ABN AMRO Funds
                  Alleghany Funds
                  BT Insurance Funds Trust
                  First Choice Funds Trust
                  Forward Funds, Inc.
                  IAA Trust Asset Allocation Fund, Inc.
                  IAA Trust Growth Fund, Inc.
                  IAA Trust Tax Exempt Bond Fund, Inc.
                  IAA Trust Taxable Fixed Income Series Fund, Inc.
                  IBJ Funds Trust
                  Light Index Funds, Inc.
                  LKCM Funds
                  Matthews International Funds
                  McM Funds
                  Metropolitan West Funds
                  New Covenant Funds, Inc.
                  Panorama Trust
                  Smith Breeden Series Funds
                  Smith Breeden Trust
                  Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                  The Stratton Funds, Inc.
                  The Galaxy Fund
                  The Galaxy VIP Fund
                  Galaxy Fund II
                  The Govett Funds, Inc.
                  Trainer, Wortham First Mutual Funds
                  Undiscovered Managers Funds
                  Wilshire Target Funds, Inc.
                  Weiss, Peck & Greer Funds Trust
                  Weiss, Peck & Greer International Fund
                  WPG Growth and Income Fund
                  WPG Growth Fund
                  WPG Tudor Fund
                  RWB/WPG U.S. Large Stock Fund
                  Tomorrow Funds Retirement Trust

                  The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)


--------------------------------------------------------------------------------
                               Page 5 of 9 pages.

                  Northern Funds Trust (Distributed by Northern Funds Distributors, LLC. a wholly owned subsidiary of Provident Distributors, Inc.)

                  The Offit Investment Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

                  The Offit Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)



(b)
PROVIDENT DISTRIBUTORS, INC.

NAME                  OWNERSHIP   DIRECTOR   TITLE
----                  ---------   --------   -----
Philip H. Rinnander                          President & Treasurer

Jane Haegele          100% Owner  Director   Secretary

Jason A. Greim                               Vice President

Barbara A. Rice                              Vice President

Jennifer K. Rinnander                        Vice President

Lisa M. Buono                                Vice President & Compliance Officer


BLACKROCK DISTRIBUTORS, INC.
(100% WHOLLY OWNED SUBSIDIARY OF PROVIDENT DISTRIBUTORS, INC.)

NAME                  OWNERSHIP   DIRECTOR   TITLE
----                  ---------   --------   -----

Philip H. Rinnander                          President & Treasurer

Jane Haegele          100% Owner  Director   Secretary

Jason A. Greim                               Vice President

Barbara A. Rice                              Vice President

Jennifer K. Rinnander                        Vice President

Lisa M. Buono                                Vice President & Compliance Officer


OFFIT FUNDS DISTRIBUTOR, INC.
(100% WHOLLY OWNED SUBSIDIARY OF PROVIDENT DISTRIBUTORS, INC.)

NAME                  OWNERSHIP   DIRECTOR   TITLE
----                  ---------   --------   -----

Philip H. Rinnander                          President & Treasurer

Jane Haegele          100% Owner  Director   Secretary

Jason A. Greim                               Vice President

Barbara A. Rice                              Vice President

Jennifer K. Rinnander                        Vice President

Lisa M. Buono                                Vice President & Compliance Officer


NORTHERN FUNDS DISTRIBUTORS, LLC
(100% WHOLLY OWNED SUBSIDIARY OF PROVIDENT DISTRIBUTORS, INC.)

NAME                  OWNERSHIP   DIRECTOR   TITLE
----                  ---------   --------   -----

Philip H. Rinnander                          President & Secretary

Jane Haegele          100% Owner  Director   Secretary

Jason A. Greim                               Vice President & Treasurer

Jennifer K. Rinnander                        Vice President

Lisa M. Buono                                Vice President & Compliance Officer


         Provident Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Provident Distributors, Inc. is located at Four Falls Corporate Center, Suite 600, West Conshohocken, Pennsylvania 19428-2961.

[First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. and an indirect wholly owned subsidiary of First Data Corporation, acts as distributor for Northern Funds pursuant to a distribution agreement dated January 1, 1999. The Distributor also acts as underwriter for ABN AMRO Funds, Alleghany Funds, BT Insurance Funds Trust, First Choice Funds Trust, LKCM Funds, The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, IBJ Funds Trust, Panorama Trust, Undiscovered Managers Fund, New Convenant Funds, Forward Funds, Inc., Light Index Funds, Inc. Weiss Peck & Greer Funds Trust, Weiss Peck & Greer International Fund, WPG Growth Fund, WPG Growth & Income Fund, WPG Tudor Fund, RWB/WPG U.S. Large Stock Fund, Tomorrow Funds Retirement Trust, The Govett Funds, Inc., IAA Trust Growth Fund, Inc., IAA Trust Asset Allocation Fund, Inc., IAA Trust Tax Exempt Bond Fund, Inc., IAA Trust Taxable Fixed Income Series Fund, Inc., Matthews International Funds, MCM Funds, Metropolitan West Funds, Smith Breeden Series Fund, Smith Breeden Trust, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Trainer, Wortham First Mutual Funds, Wilshire Target Funds, Inc. and Worldwide Index Funds. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.]

[(b) The information required by this Item 27(b) with respect to each director, officer, or partner of First Data Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by First Data Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-45467).]

(c) Not Applicable.

Item 28. Location of Accounts and Records

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:


Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

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                               Page 6 of 9 pages.

The Bank of New York, 90 Washington Street, New York, N.Y.  10286

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b),(4); (2)(C) and (D); (4); and
31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator, Transfer Agent and Fund Accounting Services Agent:


PFPC Inc., 3200 Horizon Drive, King of Prussia, 19406-0903.


(c) With respect to Rules 31a-1(b)(5), (6), (9), (10) and (11) and 31a-1(f), the
required books and records are maintained at the principal offices of the Registrant's Adviser:


Matthews International Capital Management, LLC, 456[655] Montgomery Street, Suite 1200[143[8]], San Francisco, CA 94104 [94111]


Item 29. Management Services

Not Applicable.

Item 30. Undertakings

Not Applicable.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

--------------------------------------------------------------------------------
                               Page 7 of 9 pages.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has caused this Post-Effective Amendment No. 13 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California on the 20th day of December 1999.


Matthews International Funds
Registrant
By /s/G. Paul Matthews
--------------------------------------
      G. Paul Matthews, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Matthews International Funds has been signed below by the following persons in the capacities and on the date indicated.

Signature                   Capacity           Date


/s/ G. Paul Matthews*       President and      December 20, 1999
-------------------------
G. Paul Matthews  Principal Executive Officer

/s/ Brian Stableford*       Treasurer          December 20, 1999
-------------------------
Brian Stableford

/s/ John Dracott*           Secretary          December 20, 1999
-------------------------
John Dracott

/s/ Robert K. Connolly*     Trustee            December 20, 1999
-------------------------
Robert K. Connolly

/s/ Richard K. Lyons*       Trustee            December 20, 1999
-------------------------
Richard K. Lyons

/s/ David FitzWilliam-Lay*  Trustee            December 20, 1999
-------------------------
David FitzWilliam-Lay

/s/ Norman W. Berryessa*    Trustee            December 20, 1999
-------------------------
Norman W. Berryessa

* By: /s/ Deborah Ann Potter, as Attorney-in-Fact and Agent pursuant to Power of Attorney


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                               Page 8 of 9 pages.

                          Matthews International Funds
                                Index to Exhibits

Item No.                   Description

99(d)(7)          Investment Advisory Agreement
99(e)(1)(i)       Amendment No. 1 to Underwriting Agreement
99(e)(1)(ii)      Underwriting Agreement
99(h)(1)(iii)     Amendment No. 3 to Investment Company Services Agreement
99(h)(1)(iv)      Amendment to Investment Company Services Agreement
99(h)(2)          Shareholder Services Agreement
99(i)             Legal Opinion of Counsel
99(j)(i)          Consent of Independent Auditors-Ernst & Young
99(j)(ii)         Consent of Independent Auditors-Tait, Weller & Baker
99(m)             12b-1 Plan
99(n)(i)          Multiple Class Plan
99(n)(ii)         Amendment to Multiple Class Plan


--------------------------------------------------------------------------------
                               Page 9 of 9 pages.